UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ANIKA THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2019 Annual Meeting of Stockholders of Anika Therapeutics, Inc., a Delaware corporation (“Anika"), will be held at Anika’s corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts, on Thursday, June 18, 2019, at 11:30 a.m., Eastern time. At the Annual Meeting the following matters will be considered:

1.	election of three Class II directors;

2.	amendment of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan;

3.	ratification of the appointment of Deloitte & Touche LLP as Anika’s independent auditor for 2019;

4.	advisory “say on pay” vote on executive compensation; and

5.	any other matters that properly come before the Annual Meeting.

Only stockholders of record of common stock at the close of business on April 22, 2019, the record date, will be entitled to receive notice of and to vote at the Annual Meeting.

Proxies are being solicited on behalf of the Board of Directors. We are furnishing proxy materials to our stockholders over the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we sent to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2018 Annual Report to Stockholders, as well as how to vote via the Internet. Other stockholders will receive copies of the Proxy Statement, a proxy card and the 2018 Annual Report by mail or e-mail. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you may request those materials by following the instructions included in the Notice of Internet Availability of Proxy Materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete and return your proxy card or vote by telephone or via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person.

Anika will maintain a list of stockholders of record as of the record date at Anika Therapeutics’ corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts, for a period beginning ten days prior to the Annual Meeting and ending at the close of the Annual Meeting.

By Order of the Board of Directors,

Sylvia Cheung

Chief Financial Officer, Treasurer, and Secretary

Bedford, Massachusetts

April 25, 2019

Important Notice Regarding Availability of Proxy Materials for Annual Meeting on June 18, 2019:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2018 Annual Report to Stockholders are
available at https://ir.anikatherapeutics.com/financial-information/annual-reports.

32 Wiggins Avenue

Bedford, Massachusetts 01730

Proxy Statement dated April 25, 2019

2019 Annual Meeting of Stockholders

Anika Therapeutics, Inc., a Delaware corporation, is furnishing this Proxy Statement and the related proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at its 2019 Annual Meeting of Stockholders and any postponements or adjournments thereof. Anika Therapeutics, Inc. is providing these materials to the holders of record of its common stock as of the close of business on April 22, 2019 and is first making available or mailing the materials on or about April 25, 2019.

The Annual Meeting is scheduled to be held as follows:

Date	Thursday, June 18, 2019

Time	11:30 a.m., Eastern time

Address	32 Wiggins Avenue
Bedford, Massachusetts

Your vote is important. Please see the detailed information that follows.

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Table of Contents

2019 Proxy Summary	1
Questions and Answers about the Annual Meeting	6
Proposal 1: Election of Directors	9
Information Regarding Directors	10
Board’s Role in Risk Oversight	15
Board Leadership Structure	15
Corporate Governance and Board Matters	15
Board Committees	16
Communications with Directors	20
Code of Business Conduct	20
Corporate Social Responsibility	20
Majority Voting in Uncontested Director Elections Policy	20
Transactions with Related Persons and Conflict of Interest Policy	21
Beneficial Ownership of Common Stock	22
Section 16(a) Beneficial Ownership Reporting Compliance	25
Executive Officers	26
Compensation Discussion and Analysis	27
Executive Summary	27
Compensation Philosophy	29
Key Compensation Policies and Practices	29
2018 Compensation Decisions	31
Other Compensation Matters	35
Compensation Committee Report	39
Executive Compensation	40
Summary Compensation Table	40
Option Grants and Plan Awards in 2018	41
Outstanding Equity Awards at December 31, 2018	43
2018 Equity Award Exercises and Stock Vested	44
Potential Payments Upon Termination or Change in Control	44
CEO Pay Ratio	46
Director Compensation	47
Director and Executive Officer Stock Retention Guidelines	48
Compensation Committee Interlocks and Insider Participation	48
Equity Compensation Plan Information	49
Proposal 2: Amendment of 2017 Omnibus Incentive Plan	50
Audit Committee Report	59
Proposal 3: Ratification of Appointment of Independent Auditor for 2019	61
Proposal 4: Advisory Vote on Executive Compensation	65
Other Matters	66
Solicitation Expenses	66
Stockholder Proposals	66
Householding	67
Appendix A	67

References in this Proxy Statement to “Anika,” “we,” “us,” “our,” “our company” and similar references refer to Anika Therapeutics, Inc. and its subsidiaries, unless the context requires otherwise.

ANIKA, ANIKA THERAPEUTICS, MONOVISC and CINGAL are our registered trademarks. For convenience, these registered trademarks appear in this Proxy Statement without ® symbols, but that practice does not mean we will not assert, to the fullest extent under applicable law, our rights to the registered trademarks. This Proxy Statement also contains trademarks and service marks that are the property of other companies.

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2019 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Time and Date	11:30 a.m., Eastern time, on June 18, 2019
Place	32 Wiggins Avenue, Bedford, Massachusetts
Record Date	April 22, 2019
Voting	Stockholders will be entitled to one vote at the Annual Meeting for each outstanding share of common stock they hold of record as of the record date
Outstanding Common Stock	14,206,920 shares as of the record date

Annual Meeting Agenda

Proposal		Board Recommendation
1	Election of Class II directors	FOR each nominee
2	Amendment of 2017 Omnibus Incentive Plan	FOR
3	Ratification of independent auditor for 2019	FOR
4	Advisory “say on pay” vote	FOR

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., Eastern time, on June 17, 2019		At the Annual Meeting on June 18, 2019
•	Internet: www.proxyvote.com	•	In person:
•	Telephone: +1-800-690-6903 if you are the stockholder of record or beneficially hold shares in “street name”		▶	If you are the stockholder of record, your admission ticket is attached to your proxy card
•	Dated, signed, and returned proxy card		▶	If you beneficially own shares held in “street name,” you must bring proof of ownership

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Proposal 1: Election of Class II Directors

Director Nominee	Age	Director Since	Occupation	Experience / Qualifications	Independent	Committee Memberships	Other Public Company Boards
Cheryl R. Blanchard	54	2018	President and CEO, Keratin Biosciences, Inc.	• Industry • Leadership • Innovation	Yes	• Compensation • Governance and Nominating	• SeaSpine Holdings Corporation • Neuronetics, Inc.
Raymond J. Land	74	2006	Former Senior Vice President and CFO, Clarient, Inc.	• Accounting/ Finance • Leadership • Business Development	Yes	• Audit (Chair) • Governance and Nominating	• None
Glenn R. Larsen	65	2015	President and CEO, Aquinnah Pharmaceuticals, Inc.	• Industry • Leadership • Innovation	Yes	• Compensation • Governance and Nominating	• None

Board Recommendation:	The Board of Directors recommends a vote “FOR” the reelection of Dr. Blanchard, Mr. Land and Dr. Larsen.
Vote Required for Approval:	Affirmative vote of a majority of the shares of common stock that are voting in the election of directors, meaning that, to be elected, the shares voted “FOR” a nominee must exceed the number “WITHHELD” from that nominee. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

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Board Representation

Additional Board Governance Practices

Elections:	In-Person Stockholder Meeting	Yes
	Voting Standard	Majority with plurality carve-out for contested elections
	Resignation Policy	Yes
	Mandatory Retirement Age or Tenure	Yes
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Chair of the Board	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Number of Board Meetings Held in 2018	15
	Directors Attending Fewer than 80% of Board Meetings in 2018	None
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2018	24
	Members Attending Less than 80% of Committee Meetings in 2018	None
Director Status:	Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None
	Material Related-Party Transactions with Directors	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	Shares Hedged or Pledged by Directors	None
Shareholder Rights:	Dual Class Common Stock	No
	Poison Pill	No
	Cumulative Voting	No
	Proxy Access Bylaw	Yes

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Proposal 2: Amendment of 2017 Omnibus Incentive Plan

The Board of Directors has approved the amendment, subject to stockholder approval, of our 2017 Omnibus Incentive Plan to increase the number of shares of common stock reserved by 1,500,000, from 1,200,000 to 2,700,000. As of April 22, 2019, a total of 212,152 shares of common stock remained available for grant under the plan. Additionally, the Board approved certain clarifying amendments, subject to stockholder approval, to the sections governing minimum vesting and tax withholding to ease plan administration. Please see the complete amendment attached hereto as Appendix A. No other provisions of the plan are proposed to be amended. The following table recaps key provisions of the plan, after giving effect to the proposed amendment.

Key 2017 Plan Provision	Summary Description
Shares reserved	Up to 1,712,152 shares of common stock, representing approximately 9.8% of the fully diluted common stock outstanding as of April 22, 2019, would be available for grant.
Multiple award types	Various types of awards may be granted as compensation tools to motivate our workforce, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, and other types of share and cash-based awards.
Minimum vesting requirements

Awards must have a vesting period of at least 1 year, except that:

•   up to 5% of the share pool can be granted without a minimum vesting period;

•   awards may be accelerated due to a participant’s death or disability; and

•   awards may provide for acceleration upon a change in control of our company.

Maximum award terms	Awards may have terms of up to 10 years.
Director limits	The plan specifies annual limits on the value of awards that may be granted to non-employee directors.
No repricing	Awards may not be repriced without stockholder approval.
No transferability	Awards generally may not be transferred, except by will or laws of descent and distribution.
Tax deductible awards	Awards may qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

Board Recommendation:	The Board recommends a vote “FOR” the amendment of our 2017 Omnibus Incentive Plan.
Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

Proposal 3: Ratification of Independent Auditor for 2019

The Audit Committee has approved the retention of Deloitte & Touche LLP as our independent auditor with respect to our consolidated financial statements as of, and for the year ending, December 31, 2019.

Board Recommendation:	The Board of Directors recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent auditor for 2019.
Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock that are voting on the matter. Abstentions will not count as votes cast and will have no effect on the vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

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Proposal 4: Advisory “Say on Pay” Vote

The overall objective of our executive compensation policy is to attract and retain highly qualified executive officers and to motivate those officers to provide superior performance for the benefit of our company and stockholders.

Compensation Element	Description		Objectives
Base Salary	•	Fixed cash compensation	•	Provide appropriate level of fixed compensation based on role, responsibility, performance and competitive market practices

Cash Bonuses	•	Annual cash award based on performance of company and individual	•	Reward the achievement of financial results, organizational development, business and technical development, individual goals and contribution to stockholder value

	•	Prorated in the year of hire if employment begins before October 1	•	Encourage retention based on achievement of near-term goals consistent with long-term strategy

Equity-Based Grants	•	Grants of equity awards, including restricted stock awards and stock options, under our equity plan	•	Align interests of our executive officers with those of our stockholders

	•	Include performance-based and time-vesting equity awards	•	Provide executive officers with opportunity to be compensated based on common stock price appreciation

			•	Encourage retention through long-term value creation

Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
Joseph Darling	2018	$523,462	$412,500	$728,335	$399,998	$105,892	$2,170,187
Chief Executive Officer and President	2017	181,987	93,990	750,281	749,960	5,993	1,782,212
Sylvia Cheung	2018	371,653	167,244	728,335	-	19,970	1,287,202
Chief Financial Officer and Treasurer	2017	359,085	185,827	709,054	-	18,720	1,272,686
	2016	346,942	171,736	439,830	301,069	18,720	1,278,297
Edward Ahn	2018	357,660	80,474	455,126	-	20,330	913,590
Chief Technology and Strategy Officer	2017	347,243	125,007	599,331	-	19,080	1,090,662
	2016	315,675	156,259	439,830	301,069	18,720	1,231,553
Thomas Finnerty	2018	330,000	118,800	285,831	—	24,002	758,633
Chief Human Resources Officer	2017	44,423	-	301,451	367,812	2,508	716,194
Richard Hague	2018	335,806	105,779	363,305	-	22,346	827,236
Chief Commercial Officer	2017	326,025	102,698	599,331	-	27,096	1,055,150
	2016	315,000	127,575	439,830	301,069	84,799	1,268,273
Charles Sherwood	2018	147,877	-	-	3,509,937	1,339,364	4,997,178
Former Chief Executive Officer	2017	622,641	466,981	2,960,954	-	187,037	4,237,612
	2016	601,586	496,308	1,519,778	861,286	52,060	3,531,018

Board Recommendation:	The Board of Directors recommends a vote “FOR” the approval of executive compensation for the 2018 fiscal year as set forth in this Proxy Statement.
Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal. This vote is not binding on us, but will be given due consideration by the Compensation Committee and the Board.

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Questions and Answers about the Annual Meeting

Q:	When and where will the Annual Meeting be held?

A:	This year the Annual Meeting of Stockholders of Anika Therapeutics, Inc., which we refer to below as the Annual Meeting, will be held at our corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts, on Thursday, June 18, 2019, at 11:30 a.m., Eastern time.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?

A:	We are furnishing stockholders of record with access to, or copies of, the following proxy materials:

•	our 2018 Annual Report to Stockholders, which includes our audited consolidated financial statements;

•	this Proxy Statement for the 2019 Annual Meeting, which also includes a Notice of Annual Meeting of Stockholders;

•	for most stockholders, a Notice of Internet Availability of Proxy Materials; and

•	for other stockholders who are receiving printed copies of the 2018 Annual Report and Proxy Statement by mail, a proxy card for the Annual Meeting.

These materials were first made available on the Internet or mailed to stockholders on or about April 25, 2019.

Q:	Why was I mailed a Notice of Internet Availability of Proxy Materials rather than a printed set of proxy materials?

A:	In accordance with rules and regulations adopted by the Securities and Exchange Commission or SEC, we are furnishing the proxy materials to most stockholders by providing access via the Internet, instead of mailing printed copies. This e-proxy process expedites our stockholders’ receipt of proxy materials, lowers our costs, and reduces the environmental impact of the Annual Meeting.

The Notice of Internet Availability of Proxy Materials tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. The Notice also provides instructions you may follow to request paper or e-mailed copies of our proxy materials.

Q:	Are the proxy materials available via the Internet?

A:	You can access the proxy materials for the Annual Meeting at ir.anikatherapeutics.com/financial-information/annual-reports.

Q:	What is a proxy?

A:	Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board of Directors asks that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability of Proxy Materials or proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to Joseph G. Darling and Sylvia Cheung, which means you will authorize Mr. Darling and Ms. Cheung to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	•	Proposal 1.	Election of three Class II director nominees: Cheryl R. Blanchard, Raymond J. Land and
Glenn R Larsen.

	•	Proposal 2.	Amendment of our 2017 Omnibus Incentive Plan.

	•	Proposal 3.	Ratification of appointment of our independent auditor for 2019.

	•	Proposal 4.	Approval, as an advisory vote, of 2018 executive compensation as disclosed in this Proxy Statement.

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Q:	Who can vote at the Annual Meeting?

A:	Stockholders of record of common stock at the close of business on April 22, 2019, the record date, will be entitled to vote at the Annual Meeting. A total of 14,206,920 shares of common stock were outstanding as of the record date. Each share outstanding on the record date will be entitled to one vote on each proposal.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, American Stock Transfer & Trust Co.

Q:	What does it mean for a broker or other nominee to hold shares in “street name”?

A:	If you beneficially own shares held in an account with a broker, bank, or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.”

An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, under the rules of the NASDAQ Stock Market, Inc., or NASDAQ, the organization’s authority to vote your shares will depend upon whether the proposal is considered a “routine” or non-routine matter.

•	The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2019 (Proposal 3).

•	The organization generally may not vote on non-routine matters, including Proposals 1, 2, and 4. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Q:	Can I vote in person at the Annual Meeting?

A:	If you are a stockholder of record, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written legal proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	How do I vote my shares if I do not attend the Annual Meeting?

A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote via the Internet at www.proxyvote.com, in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2019. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return a proxy card.

•	By Telephone: If you receive a proxy card by mail, you may vote by calling 1-800-690-6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2019. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card.

•	By Mail: If you receive a proxy card by mail, you may vote by returning the dated and signed proxy card in the postage-paid return envelope provided with the proxy card.

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If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker, or other nominee. In general, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote at www.proxyvote.com, in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2019. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone: If you receive a proxy card by mail, you may vote by calling 1-800-690-6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2019. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.

•	By Mail: You may vote by returning a completed and signed proxy card in accordance with instructions provided by your bank, broker, or other nominee.

For your information, voting via the Internet is the least expensive to us, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.

Q:	May I change my vote or revoke my proxy?

A:	If you are a stockholder of record, you may later change or revoke your proxy at any time before it is exercised by:

•	voting via the Internet or telephone at a later time; or

•	submitting a completed and signed proxy card with a later date.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker, or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board of Directors on all four proposals presented in this Proxy Statement and as they may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank, or other organization that is the stockholder of record of your shares, the organization generally may not vote on some proposals. Instead, the organization will inform the inspector of election that it does not have the authority to vote on the specific matter. As a result, beneficial owners of shares held in street name that do not provide specific voting instructions may not have an effect on the outcome of certain proposals. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.

Q:	What if other matters are presented at the Annual Meeting?

A:	If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the four proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

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Proposal 1: Election of Directors

Our company is managed under the oversight of the Board of Directors, which is led by an independent chair. The Board utilizes its deep experience in business and science – including biotech, pharmaceuticals, and medical devices – as well as its diverse backgrounds to provide management with guidance and oversight as they deliver innovative therapies to meet the needs of our patients and execute on our strategy for value creation.

The Board sets high standards for management and employees tied to our core values of principled and ethical behavior, and we apply those same standards to the Board, undertaking regular and rigorous reviews of our performance both collectively and individually. This is evidenced in our ongoing approach to Board refreshment, having added four directors in the past four years; two of those since the last annual stockholder meeting. The current mix of longer-serving and newly-added directors provides an appropriate balance of perspectives as our Board holds management accountable for delivering long-term value and keeping the interests of our stockholders and stakeholders, including patients, employees and business partners, at the center of our priorities.

The Board is currently comprised of seven directors and is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term, with one class of directors being elected by our stockholders at each annual meeting. Joseph Bower and Jeffery Thompson serve as Class I Directors, with terms of office expiring at the 2021 Annual Meeting. Cheryl Blanchard, Raymond Land and Glenn Larsen serve as Class II Directors, with terms of office expiring at this year’s Annual Meeting. Joseph Darling and Susan Vogt serve as Class III Directors, with terms of office expiring at the 2020 Annual Meeting of Stockholders.

Dr. Blanchard, Mr. Land and Dr. Larsen are the Board’s nominees for election to the Board at the Annual Meeting. The Class II Directors will be elected to hold office until the 2022 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by our bylaws, to elect Dr. Blanchard, Mr. Land and Dr. Larsen as Class II Directors. If any of the Class II Directors becomes unavailable or declines to serve, the persons acting under the accompanying proxy may vote the proxy for the election of a substitute in their discretion. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

Vote Required

At the Annual Meeting, the election of a director requires the affirmative vote of a majority of the shares of common stock that are voting in the election of directors, meaning that, to be elected, the shares voted “FOR” a nominee must exceed the number “WITHHELD” from that nominee. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

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Information Regarding Directors

The following table sets forth the name of each current director, including each nominee for Class II Director, together with his or her age (as of the record date) and the year in which he or she became a director.

Director	Age	Director Since	Term Expires
Class I Directors:
Joseph L. Bower, D.B.A.	80	1993	2021
Jeffery S. Thompson	53	2011	2021
Class II Directors:
Cheryl R. Blanchard, Ph.D.	54	2018	2019
Raymond J. Land	74	2006	2019
Glenn R. Larsen, Ph.D.	65	2015	2019
Class III Directors:
Joseph G. Darling	61	2018	2020
Susan L.N. Vogt	65	2018	2020

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Cheryl R. Blanchard
Anika Board Service: • Tenure: 8 months • Committees: ○ Compensation ○ Governance and Nominating
INDEPENDENT	Age: 54

Professional Experience

•	Director since August 2018
•	Chief Executive Officer and President of Keratin Biosciences, Inc., a venture-backed biotechnology company developing regenerative medicine and drug delivery products, since its creation in July 2018 by the business combination of Microchips Biotech, Inc. and KeraNetics, LLC
•	Chief Executive Officer and President of Microchips Biotech, Inc. from July 2014 to July 2018
•	Principal at Blanchard Consulting, LLC, a provider of scientific, regulatory, and business strategy consulting services to medical device companies and private equity clients, since 2012
•	Various offices, including Senior Vice President, Chief Scientific Officer, and general manager of Zimmer Biologics, of Zimmer, Inc., a medical device company focused on musculoskeletal products, from 2000 to 2012

Joseph L. Bower
Anika Board Service: • Tenure: 26 years • Chair of the Board • Committees: ○ Audit ○ Compensation (Chair)
INDEPENDENT	Age: 80

Professional Experience

•	Chair of the Board since March 2018, lead director of the Board from 2005 to March 2018 and director since 1993
•	Donald Kirk David Professor Emeritus at Harvard Business School since July 2014
•	Baker Foundation Professor of Business Administration at Harvard Business School from 2008 to July 2014
•	Donald Kirk David Professor of Business Administration from 1963 to 2008
•	Various administrative roles, including Senior Associate Dean, during tenure at Harvard Business School

Other Public Company Board Service

•	SeaSpine Holdings Corporation (NASDAQ: SPNE), a medical technology company focused on the treatment of spinal disorders, since July 2015
•	Neuronetics, Inc., a commercial stage medical technology company focused on products for psychiatric disorders, since February 2019

Other Public Company Board Service

•	Loews Corporation (NYSE:L), a multi-industry holding company with businesses in the insurance, energy, hospitality and packaging industries, since 2001
•	The New America High Income Fund, Inc. (NYSE:HYB), a diversified, closed-end investment company, since 1988

Education

•	Ph.D. and M.S. in Materials Science and Engineering from the University of Texas-Austin
•	B.S. in Ceramic Engineering from Alfred University

Education

•	D.B.A., M.B.A. and B.A. from Harvard University

Relevant Skills

•	Strong scientific background in biologics and regenerative medicine Industry
•	Extensive experience in management, business development and regulatory affairs at multiple companies in the life science industry
•	Significant experience in innovative research and product development

Relevant Skills

•	More than five decades of experience teaching at Harvard Business School, with an emphasis on corporate management, organization and leadership
•	Extensive experience consulting with numerous organizations on matters related to business strategy, organizational development and succession planning
•	Expertise in advising boards on fulfilling their oversight responsibilities and other corporate governance issues, based on book and article authorship and more than thirty years of public company board experience

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Joseph G. Darling
Anika Board Service: • Tenure: 1 year
Age: 61
Raymond J. Land
Anika Board Service: • Tenure: 13 years • Committees: ○ Audit (Chair, Financial Expert) ○ Governance and Nominating
INDEPENDENT	Age: 74

Professional Experience

•	Director since March 2018
•	Chief Executive Officer of Anika since March 2018, and President of Anika since July 2017
•	Executive Chairman of Arthrosurface, Inc., an orthopedic medical technology company, from September 2016 to July 2017
•	Chief Operating Officer of Interventional Spine, Inc. (formerly Triage Medical, Inc.), a spinal medical device company, from May 2015 to September 2016
•	From 2008 through December 2017, series of senior management positions at CONMED Corporation and affiliated medical technology entities focused on surgical devices for minimally invasive procedures, Global President of Linvatec Corporation (d.b.a. CONMED Linvatec) from 2008 through December 2014 and Executive Vice President of Global Commercial Operations of CONMED Corporation from 2011 through December 2014
•	Prior to 2008, leadership roles at Smith & Nephew, Inc., including Senior Vice President of Sports Medicine and Biologics, where he launched a portfolio of new and innovative sports medicine products, Baxter International Inc., Wyeth Pharmaceuticals, Inc., and Abbott Laboratories

Professional Experience

•	Director since January 2006
•	Retired Certified Public Accountant
•	Interim Chief Financial Officer of BioAmber Inc., a developer of chemicals from renewable feedstocks, for three months during 2017
•	Senior Vice President and Chief Financial Officer of Clarient, Inc., an advanced molecular diagnostics company, from 2008 until his retirement in 2010
•	Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc., a venture capital firm, from 2007 to 2008
•	Executive Vice President and Chief Financial Officer of Medcenter Solutions, Inc., a pharmaceutical marketing company, during 2006
•	Senior Vice President and Chief Financial Officer of Orchid Cellmark, a DNA testing company, from 2005 to 2006
•	Senior Vice President and Chief Financial Officer of Genencor International, Inc., a biotechnology company focusing on bioproducts and healthcare, from 1997 until its acquisition in 2005

Other Public Company Board Service

•	BioAmber Inc. (OTC:BIOAQ), a developer of chemicals from renewable feedstocks, from 2011 and chairman from 2012 through July 2018

Education

•	B.A. from Syracuse University

Education

•	B.S. in accounting and finance from Temple University

Relevant Skills

•	Extensive career with broad general management skills and backgrounds in both the pharmaceutical and medical device industries
•	Strong understanding of all aspects of our business given his role as our Chief Executive Officer and President and prior industry background
•	Significant experience in strategy development and execution, research and development, business development, and financial management, with a particular strength in commercialization activities

Relevant Skills

•	Education, training and experience as Certified Public Accountant
•	More than 35 years of experience as chief financial officer and other senior accounting and finance roles at multiple companies, including several in the life science industry
•	Transactional experience in merger and acquisitions and financings

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Glenn R. Larsen
Anika Board Service • Tenure: 4 years • Committees: ○ Compensation ○ Governance and Nominating
INDEPENDENT	Age: 65
Jeffery S. Thompson
Anika Board Service • Tenure: 8 years • Committees: ○ Audit ○ Compensation ○ Governance and Nominating (Chair)
INDEPENDENT	Age: 53

Professional Experience

•	Director since February 2015
•	Chairman, President, Chief Executive Officer and co-founder of Aquinnah Pharmaceuticals, Inc., a pharmaceutical company focused on the development of treatments for ALS, Alzheimer’s and other neurodegenerative diseases, since February 2014
•	Chairman of the Board and co-founder of 180 Therapeutics L.P., a clinical stage musculoskeletal drug development company focusing on treating fibrosis, since 2013
•	Chief Scientific Officer and Executive Vice President of Research and Development of SpringLeaf Therapeutics, Inc., a producer of combination drug delivery devices, from 2010 to 2013
•	Chief Operating Officer, Executive Vice President of Research and Development and director of Hydra Biosciences, Inc., a biopharmaceutical company focused on developing pain therapeutic drugs, from 2003 to 2010
•	Series of drug discovery and development leadership positions, including Vice President Musculoskeletal Sciences, at Wyeth (now Pfizer)/Genetics Institute, where he directed Wyeth’s second-largest therapeutic area with responsibility for Enbrel, an anti-TNF therapeutic for arthritic pain with multi-billion dollar annual sales, and the development of Infuse Bone Graft, the 1st regenerative biologic medicine approved for numerous orthopedic bone regeneration indications

Professional Experience

•	Director since January 2011
•	Partner with HealthEdge Investment Partners, LLC, or HealthEdge, a private equity firm providing strategic capital exclusively to the healthcare industry, since 2008, where he sits on the investment team and serves as a director for numerous HealthEdge affiliated companies, including the Columbus Organization, LifeSync Corp., ITRACs and Westone
•	Previously, Chairman, Chief Executive Officer and President of Advanced Bio-Technologies and Enaltus LLC, both HealthEdge portfolio company specializing in skincare solutions sold to consumers and direct to physicians from 2008 to 2017
•	Non-executive director of Sinclair Pharma, plc, a publicly traded international aesthetic dermatology company from September 2014 until its acquisition by China Grand in November 2018
•	Director of Stiefel Laboratories, Inc., an independent pharmaceutical company specializing in dermatology, and President of Glades Pharmaceuticals, both of which were sold to GlaxoSmithKline in 2008
•	Earlier in his career, Mr. Thompson held sales and business management positions at Bausch & Lomb Pharmaceuticals and SmithKline Beecham

Education

•	Ph.D. in Biochemistry from Stony Brook University
•	P.M.D. from Harvard University

Education

•	B.S. in General Science from University of Pittsburgh.

Relevant Skills

•	Strong scientific background in pharmaceuticals, biotech, orthopedics, pain management and regenerative medicine
•	Extensive experience in management, product development and business development at multiple companies in the life science industry
•	Significant experience in innovative research and product development and commercial development

Relevant Skills

•	Extensive experience serving on boards of directors of numerous biotechnology and medical device companies
•	Significant experience as chief executive officer of life science companies
•	More than a decade of experience advising HealthEdge portfolio and other life science companies on business development strategies and transactions

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Susan L. N. Vogt
Anika Board Service: • Tenure: 6 months • Audit Committee (Financial Expert)
INDEPENDENT	Age: 65

Professional Experience

•	Director since October 2018
•	Chief Executive Officer and President of Aushon Biosystems, Inc., a developer of a multiplex immunoassay platform, from 2013 until its acquisition in January 2018
•	Chief Executive Officer, President, and a director of SeraCare Life Sciences, Inc., a NASDAQ-listed life sciences developer of products facilitating human diagnostics and therapeutics, from 2006 to 2011
•	Former director of Andor Technology (LSE:AND) from 2010 to 2013
•	From 1981 to 2005, various management and officer positions at Millipore Corporation (now part of MilliporeSigma, the life science business of Merck KGaA), an NYSE-listed developer of technologies for life science research, drug development and manufacturing for the biotechnology and pharmaceutical industries, including President of the Biopharmaceutical Division, Vice President and General Manager of the Laboratory Water Division, Vice President and General Manager of the Analytical Products Division, Vice President and General Manager of the Analytical Division, Vice President of Marketing and Research & Development of the Analytical Division, and Finance Manager, Division Controller.

Education

•	M.B.A. from Boston University, with concentration in Finance
•	A.B. in Art History from Brown University

Relevant Skills

•	More than thirty-five years of experience in the global life science research, pharmaceutical, biotech and clinical diagnostics industries
•	Proven record of driving operational efficiency and productivity, successfully scaling commercial operations, enhancing profitability by streamlining, restructuring and consolidating operations, and delivering sustained revenue and cash flow growth at multiple companies
•	Deep understanding of finance and accounting as a result of her education, financial-based roles during her career and serving on audit committees of several companies

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Board’s Role in Risk Oversight

The role of the Board of Directors in our risk oversight process includes receiving reports from management and the Chairs of Board committees on areas of material risk to our company, including operational, financial, commercial, legal, regulatory, strategic, and reputational risks. The Board has delegated primary responsibility to the Audit Committee to review these reports and discuss with management the process by which management assesses and manages our risk exposure, risk management, and risk mitigation strategies. The Audit Committee also works with other committees to assess areas of risk under the particular purview of those committees. When the Audit Committee receives a report from management or another committee, the Chair of the Audit Committee reviews the report and then summarizes the review results in a presentation to the full Board. This enables the Board and its committees to coordinate the risk oversight role to ensure that all directors receive all significant risk-related information. The Board also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions and through regular periodic reports from our independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. In addition, as part of its charter, the Audit Committee discusses with management and our independent registered public accounting firm significant risks and exposures, as well as the steps management has taken to minimize those risks.

Board Leadership Structure

Joseph Bower has served as the Chair of the Board since March 2018. Dr. Bower previously served as lead director when the Board of Directors did not have a Chair. Separating the roles of Chair and Chief Executive Officer allows our Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chair to focus on leading the Board in its fundamental role of providing advice to, and independently overseeing, management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chair, particularly as the Board’s oversight responsibilities continue to grow. The Board believes that having separate positions, with an independent, non-executive director serving as the Chair, is the appropriate leadership structure for our company at this time and allows the Board to fulfill its role with appropriate independence.

Corporate Governance and Board Matters

The Board of Directors has determined that each of its members, except for our Chief Executive Officer and President Joseph Darling, is “independent” within the meaning of the director independence standards of NASDAQ and the SEC. The Board based these determinations primarily on a review of the responses of each director to questions regarding employment and compensation history, affiliations, and family and other relationships, and on other relevant discussions with the directors.

Independent directors meet regularly in executive sessions without management participation. The executive sessions generally occur in connection with regularly scheduled meetings of the Board and committees of the Board, and at other times the independent directors deem appropriate. The executive sessions are chaired either by the Chair of the Board or by the Chair of the Board committee having jurisdiction over the particular subject matter to be discussed at the particular meeting or portion of a meeting.

The Board reviews matters related to our corporate governance annually at a regularly scheduled meeting of the Board. This includes an evaluation of our bylaws, committee charters, diversity programs, corporate social responsibility, and other matters related to our governance. During this review the Board assesses input from management and outside consultants to discern whether any actions should be taken on any of these topics. Furthermore, the Board conducts periodic evaluations that focus on the effectiveness of the Board as a whole and of its committees. Board members complete a detailed questionnaire that provides for quantitative rankings in key areas and seeks subjective comments in each of those areas. In addition, members of each Board committee complete a detailed questionnaire to evaluate how well their committee is operating and to make suggestions for improvement. The evaluation process is managed by the Chair of the Governance and Nominating Committee, with advice from outside counsel. Outside counsel conducts separate, confidential interviews with each of the directors to follow-up on responses and comments reflected in the questionnaires. An anonymized summary of the principal findings from the questionnaires and interviews is prepared by outside counsel and is used as the basis for self-assessment discussions by the Board and its committees.

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The Board met fifteen times during 2018. No director attended less than 80% of the total number of Board meetings during the director’s term. Our Annual Meetings of Stockholders are generally held to coincide with one of the Board’s regular quarterly meetings. Although we have no formal policy requiring attendance, directors are encouraged to attend Annual Meetings of Stockholders. Each of the then-serving or nominated directors attended the 2018 Annual Meeting of Stockholders.

Board Committees

The Board currently has three standing committees:

•	Audit Committee;

•	Compensation Committee; and

•	Governance and Nominating Committee.

The membership of each standing committees was as follows as of April 22, 2019:

Director	Committee			Independent Under SEC Rules	Financial Expert Under SEC Rules
	Audit	Compensation	Governance and Nominating
Cheryl R. Blanchard		✓	✓	✓
Joseph L Bower	✓	Chair		✓
Raymond J. Land	Chair		✓	✓	✓
Glenn R. Larsen		✓	✓	✓
Jeffery S. Thompson	✓	✓	Chair	✓
Susan L.N. Vogt	✓			✓	✓

The Board has adopted a written charter for each standing committee, which is reviewed yearly by that committee. You can find these charters in the investor relations section of our website at https://www.anikatherapeutics.com under “Corporate Governance.” The information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

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Audit Committee

Role and Key Responsibilities

✓ Overseeing accounting and financial reporting processes

✓ Overseeing audits of our financial statements

✓ Taking, or recommending that the Board of Directors take, appropriate action to oversee the qualifications, independence and performance of our independent registered public accounting firm

✓ Leading the review of our risk management processes and exposure to risk

✓ Preparing an Audit Committee report, as required by the SEC, for inclusion in our annual Proxy Statement

✓ Selecting, retaining, overseeing, and, when appropriate, terminating our independent registered public accounting firm

✓ Conferring with the independent registered public accounting firm and reporting to the Board regarding the scope, method, and result of the audit of our books and records

✓ Reviewing and discussing proposed earnings press releases and financial information and guidance proposed to be provided to analysts

✓ Establishing, overseeing and periodically reviewing procedures for complaints regarding accounting or auditing matters

✓ Establishing and monitoring a policy relative to non-audit services provided by the independent registered public accounting firm in order to ensure the firm’s independence

The Audit Committee held 9 meetings in 2018. No member attended less than 80% of the total number of Audit Committee meetings held while the member served on the Audit Committee. The Audit Committee holds separate sessions of its meetings, outside the presence of management, with our independent auditor in conjunction with each regularly scheduled Audit Committee meeting in which the independent auditor participates. During 2018 the Audit Committee met privately with our management on 5 occasions and held 4 executive sessions with only non-employee directors in attendance. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of three or more other public companies.

The current members of the Audit Committee are Joseph Bower, Raymond Land, who serves as Chair, Jeffery Thompson and Susan Vogt. The Board has determined that each member is independent, as defined for purposes of the SEC and NASDAQ, is financially literate and has the requisite financial sophistication to serve on the Audit Committee. The Board has also determined that each of Mr. Land and Ms. Vogt qualify under SEC rules as an “audit committee financial expert,” which designation is an SEC disclosure requirement related to Mr. Land’s and Ms. Vogt’s experience and understanding of certain accounting and auditing matters. The designation does not impose upon Mr. Land or Ms. Vogt any duties, obligations or liabilities that are greater than those otherwise imposed on them as members of the Audit Committee and the Board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

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Compensation Committee

Role and Key Responsibilities

✓ Managing our overall compensation philosophy, structure, policies, processes, procedures and programs

✓ Reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers

✓ Reviewing the performance of and determining the compensation of the Chief Executive Officer

✓ Reviewing the performance of and determining, with the advice and assistance of the Chief Executive Officer, the compensation of our executive officers other than the Chief Executive Officer

✓ Annually reviewing and recommending to the Board of Directors compensation for non-employee directors

✓ Overseeing our overall compensation programs, including the granting of awards under our omnibus incentive plan

✓ Preparing a report on executive compensation for inclusion in our annual Proxy Statement

✓ Reviewing, discussing with management and any compensation consultant, and recommending the inclusion of disclosures under “Compensation Discussion and Analysis” in our Proxy Statement

✓ Periodically conducting a risk assessment to evaluate whether forms of pay encourage unnecessary or excessive risk taking and assisting the Audit Committee in assessing and managing potential risks created by our compensation practices, policies and programs

✓ Reviewing, approving, recommending to the Board for approval and considering the results of stockholder advisory “say on pay” and “say on frequency” votes and reviewing and recommending to the Board whether to submit a stockholder advisory vote on certain acquisition-related compensation arrangements

✓ Appointing, retaining, compensating, terminating and overseeing the work of any compensation consultant or other compensation adviser, as well as considering the independence of any compensation consultant or other compensation adviser

The Compensation Committee held 9 meetings in 2018. No member attended less than 80% of the total number of Compensation Committee meetings held while the member served on the Compensation Committee. During 2018 the Compensation Committee held 3 executive sessions with only non-employee directors in attendance.

The current members of the Compensation Committee are Cheryl Blanchard, Joseph Bower, who serves as Chair, Glenn Larsen and Jeffery Thompson. The Board has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of NASDAQ.

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Governance and Nominating Committee

Role and Key Responsibilities

✓ Recommending to the Board of Directors the criteria for Board and committee membership

✓ Identifying, evaluating, and recommending nominees to stand for election as directors at each Annual Meeting of Stockholders, including incumbent directors and candidates recommended by stockholders

✓ Developing succession plans for the Board, the Chief Executive Officer and other executives

✓ Coordinating performance evaluations of the Board and its standing committees

✓ Recommending to the Board assignments of directors to each Board committee and monitoring compliance with Board and committee membership criteria

✓ Overseeing and administering Board education programs

✓ Overseeing corporate governance affairs of the Board and our company

The Governance and Nominating held 6 meetings in 2018. No member attended less than 80% of the total number of Governance and Nominating Committee meetings held while the member served on the Governance and Nominating Committee. During 2018 the Governance and Nominating Committee held 1 executive session with only non-employee directors in attendance.

The current members of the Governance and Nominating Committee are Cheryl Blanchard, Raymond Land, Glenn Larsen and Jeffery Thompson, who serves as Chair. The Board has determined that each current member of the Governance and Nominating Committee is independent, as defined in the listing standards of NASDAQ.

Board Membership Qualifications and Procedures

When considering candidates for director, the Governance and Nominating Committee takes into account a number of factors, including the following minimum qualifications: the nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition, the Governance and Nominating Committee will take into consideration such other factors as it deems appropriate, including any direct experience in the biotechnology, pharmaceutical, and/or life sciences industries or in the markets in which we operate. The Governance and Nominating Committee may also consider, among other things, the skills of the candidate, his or her availability, the candidate’s depth and breadth of experience or other background characteristics, and his or her independence. In addition, the Board believes that diversity is an important component of a Board of Directors and good corporate governance, including diversity of background, skills, experience, gender, race and ethnicity. Although we do not have a formal diversity policy, the Governance and Nominating Committee, guided by its charter, assesses and considers the diversity of the Board prior to nominating candidates and seeks to identify director candidates who will enhance the Board’s overall diversity. The Governance and Nominating Committee and the Board select candidates on the basis of qualifications and experience without discriminating on the basis of race, color, national origin, gender, sex, sexual preference or religion. Accordingly, although we do not have a formal policy, it is the practice of the Governance and Nominating Committee to include, and we request that the search firms we engage include, women and minority candidates in the pool from which the Governance and Nominating Committee selects director candidates. The Board has adopted a retirement policy providing that directors will not be nominated for election to the Board after their seventy-fifth birthday, which was waived by the Board in relation to the nomination of Dr. Bower for election at the 2018 Annual Meeting of Stockholders due to his distinguished experience and unique leadership position with our company and the Board. We believe that our current Board members collectively possess diverse knowledge, expertise, and experience in the disciplines that impact our business.

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Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The bylaws require that timely notice of the nomination in proper written form, including all required information as specified in the bylaws, be mailed to the Governance and Nominating Committee in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. A copy of our bylaws can be viewed on the investor relations section of our website at https://www.anikatherapeutics.com under “Corporate Governance.” The Governance and Nominating Committee will review and evaluate the qualifications of director nominee candidates who have been recommended by stockholders in compliance with procedures established from time to time by the Governance and Nominating Committee and will conduct such inquiries as it deems appropriate. The Governance and Nominating Committee will consider for nomination any proposed director candidate who is deemed qualified by the Governance and Nominating Committee in light of the minimum qualifications and other criteria for Board membership described above or otherwise approved by the Board from time to time. The Governance and Nominating Committee may solicit recommendations for candidates for directors from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms and such other sources as it deems appropriate, including stockholders. The Governance and Nominating Committee will review and evaluate the qualifications of all such proposed candidates in the same manner and without regard to the source of the recommendation.

Communications with Directors

If you wish to communicate with any of our directors or the Board of Directors as a group, you may do so by writing to the individual director or to the Board, or, in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Executive Officer will be forwarded promptly to the appropriate addressee.

Code of Business Conduct

It is our policy that all of our officers, directors, and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. The Board of Directors has adopted the Anika Therapeutics, Inc. Code of Business Conduct and Ethics in order to clarify, disseminate and enforce this policy. The Code of Business Conduct and Ethics applies to all of our officers, directors, and employees worldwide, including our Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics can be viewed on the investor relations section of our website at https://www.anikatherapeutics.com under “Corporate Governance.” Please note that the information contained on the website is not incorporated by reference in, or considered to be part of, this Proxy Statement.

Corporate Social Responsibility

We are committed to creating a sustainable and diverse workplace, while ensuring it operates with the highest standards of quality, ethics and corporate governance. The company has a broad range of environmental practices focused on reducing its consumption of energy, water and natural resources and minimizing its production of waste. We are dedicated to attracting and retaining highly talented people, fostering a diverse and inclusive workforce and providing a safe and healthy work environment for its employees. We collaborate with multiple charitable organizations to ensure that we give back to the communities that support us. We are also dedicated to strong governance practices as can be seen through our refreshment of the Board and our commitment to appropriate risk management strategies. Our commitments to diversity and sustainability are designed to make us a best-in-class business with efficient processes and operations, and we believe that these values can also be key drivers of company success, growth, and stockholder return over the long-term.

Majority Voting in Uncontested Director Elections Policy

On December 8, 2015, the Board of Directors adopted our “Majority Voting in Uncontested Director Elections Policy.” An uncontested election occurs when the number of director nominees is equal to the number of Board positions to be filled through election and proxies are being solicited for such election of directors solely by our company. Pursuant to our policy in such an election, if a director receives a greater number of votes “withheld” than “for” his or her election, such director shall promptly offer his or her resignation for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee shall then consider all of the relevant facts and circumstances and recommend to the Board whether or not to accept such offer of resignation. The final decision of whether or not to accept such resignation shall be made by the Board, and, if required or determined by the Board to be desirable, we shall appropriately disclose the decision of the Board along with the rationale for such decision.

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Transactions with Related Persons and Conflict of Interest Policy

It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with our business interests. This policy is included in our Code of Business Conduct and Ethics, and it is supplemented by our Conflict of Interest Policy, which was implemented by the Board of Directors on October 6, 2015 and is available on our website at can be viewed on the investor relations section of our website at https://www.anikatherapeutics.com under “Corporate Governance.” Both the Code of Business Conduct and Ethics and the Conflict of Interest Policy are reviewed annually. Among other things, this policy requires each director and officer to provide to the Chair of the Board (or to the Chief Executive Officer, if such transaction involves the Chair of the Board) written notice of any potential related party transaction, defined by our policy to mirror the definition of Item 404 of Regulation S-K under the Securities Exchange Act of 1934, or the Exchange Act, (with the exception that our policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K under the Exchange Act). Any such notice must include all information requested by the Chair of the Board (or the Chief Executive Officer). Upon receiving all relevant information, the disinterested members of the Board may approve the transaction if they determine that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The Board may also establish guidelines for ongoing management of a specific related party transaction. The policy requires continuing related party transactions to be reviewed on at least an annual basis. Additionally, the policy requires all of our executives and directors to complete a director and officer questionnaire in connection with each of our annual proxy statements, which asks them to disclose family relationships and other related party transactions.

From January 1, 2018 through April 25, 2019, we had one reportable related party transaction. Charles Sherwood III, an adult child of Dr. Charles Sherwood, a former director and our Chief Executive Officer through March 2018, is employed on an at-will basis as our Vice President Corporate Legal Counsel and received total compensation for fiscal year 2018 of $545,375, which included cash compensation (salary plus bonus) of $290,375 and 9,700 incentive stock options and 3,100 performance-based stock options with a total Black-Scholes Value of approximately $255,000 on the dates of grant. All equity awards granted in 2018 vest in four equal annual installments beginning one year from the date of grant. The compensation for Mr. Sherwood III was determined in accordance with our standard employment and compensation practices. In December 2017, the Board approved Mr. Sherwood III’s 2018 compensation in accordance with our Conflict of Interest Policy for ongoing related party transactions. Effective as of Dr. Sherwood’s resignation as a director and our Chief Executive Officer in March 2018, the status of Mr. Sherwood III as a “related party” for purposes of our Conflict of Interest Policy terminated and his compensation and other terms of employment are no longer subject to review in accordance with our Conflict of Interest Policy for ongoing related party transactions.

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Beneficial Ownership of Common Stock

The following table sets forth the beneficial ownership of common stock as of April 15, 2019, by:

•	each director who served during 2018 or 2019;

•	each of the Named Executive Officers named in the Summary Compensation Table set forth under “Executive Compensation”;

•	each other person who is known by us to beneficially own 5% or more of our common stock; and

•	current directors and executive officers as a group.

The number of shares of common stock owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 21, 2019 (sixty days after April 22, 2019) through the conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of April 22, 2019, there were 14,206,920 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group.

Unless otherwise noted below, the address of each person listed on the table is in care of Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730.

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Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Stock Outstanding
Directors and Named Executive officers:
Joseph L. Bower	47,004	(1)	*
Cheryl R. Blanchard	7,466	(2)	*
Raymond J. Land	14,992	(3)	*
Glenn R. Larsen, Ph.D.	11,945	(3)	*
Jeffery S. Thompson	11,685	(3)	*
Susan L. N. Vogt	7,545	(4)	*
Steven E. Wheeler	34,594	(5)	*
Joseph G. Darling	43,558	(6)	*
Sylvia Cheung	265,640	(7)	1.87%
Thomas Finnerty	14,860	(8)	*
Edward Ahn, Ph.D.	97,195	(9)	*
Richard Hague	67,580	(10)	*
Charles Sherwood, Ph.D.	504,055	(11)	3.55%
Current directors and executive officers as a group (10 persons)	521,890	(12)	3.67%
5% and Above Stockholders:
Blackrock, Inc.
55 East 52nd Street
New York, NY 10055	2,113,049	(13)	14.87%
Kayne Anderson Rudnick Investment Management LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067	1,486,498	(14)	10.46%
Dimensional Fund Advisors LP
Building One, 6300 Bee Cave Road
Austin, TX 78746	997,441	(15)	7.02%
The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355	879,651	(16)	6.19%

* Indicates less than 1%

(1)	This amount includes (i) 3,842 shares subject to restricted stock units and (ii) 2,000 shares owned by Dr. Bower’s spouse.
(2)	This amount includes 7,466 shares subject to restricted stock units.
(3)	This amount includes 3,842 shares subject to restricted stock units.
(4)	This amount includes 7,545 shares subject to restricted stock units.
(5)	As noted elsewhere in this proxy statement, Mr. Wheeler retired from the Board of Directors effective February 8, 2019.
(6)	On March 9, 2018, Mr. Darling was appointed as our President and Chief Executive Officer, and he became one of our directors. This amount includes 21,122 shares subject to stock options that are exercisable within sixty days of April 15, 2019 and 13,410 unvested shares of restricted stock which vests in annual installments commencing from the applicable grant date in accordance with the terms of Mr. Darling’s employment agreement and the applicable grant instruments. All of Mr. Darling’s unvested equity awards, including shares subject to stock options, unvested shares of restricted stock, and unvested restricted stock units, will vest immediately if Mr. Darling’s employment is terminated “without cause” or Mr. Darling terminates his employment with our company for “good reason” as defined in Mr. Darling’s employment agreement with us.
(7)	This amount includes 229,218 shares subject to stock options and stock appreciation rights that are exercisable within sixty days of April 15, 2019 and 1,975 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.

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(8)	This amount includes 8,060 shares subject to stock options that are exercisable within sixty days of April 15, 2019 and 4,533 shares of restricted stock vesting in three equal annual installments commencing one year from the applicable grant date.
(9)	This amount includes 90,620 shares subject to stock options that are exercisable within sixty days of April 15, 2019 and 1,975 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(10)	As noted elsewhere in this proxy statement, Mr. Hague resigned from his role as our Chief Commercial Officer effective April 5, 2019. This amount includes 46,161 shares subject to stock options that are exercisable within sixty days of April 15, 2019.
(11)	As noted elsewhere in this proxy statement, Dr. Sherwood retired from his roles as our Chief Executive Officer and as a director of our company effective March 9, 2018. Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Dr. Sherwood on November 20, 2018. Per the Schedule 13G, Dr. Sherwood beneficially owns and has sole voting power and sole dispositive power with respect to 504,055 shares as of November 20, 2018. Our records indicate that Dr. Sherwood retains 357,436 shares subject to stock options that are exercisable within sixty days of April 15, 2019.
(12)	This amount does not include shares beneficially owned by Dr. Sherwood, Mr. Wheeler, and Mr. Hague.
(13)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Blackrock, Inc. on January 24, 2019. Blackrock, Inc. has sole voting power with respect to 2,079,415 shares and sole dispositive power with respect to 2,113,049 shares.
(14)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Kayne Anderson Rudnick Investment Management LLC on February 15, 2019. Kayne Anderson Rudnick Investment Management LLC has sole voting power with respect to 1,089,078 shares, shared voting power with respect to 397,420 shares, sole dispositive power with respect to 1,089,078 shares, and shared dispositive power with respect to 397,420 shares.
(15)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Dimensional Fund Advisors LP. on February 8, 2019. Dimensional Fund Advisors LP has sole voting power with respect to 929,113 shares and sole dispositive power with respect to 997,441 shares.
(16)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of The Vanguard Group on February 11, 2019. The Vanguard Group has sole voting power with respect to 14,591 shares, shared voting power with respect to 1,100 shares, sole dispositive power with respect to 865,667 shares, and shared dispositive power with respect to 13,984 shares.

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Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires that our officers, directors, and persons who own more than 10% of our common stock file initial reports of ownership and report of changes in ownership with the SEC and NASDAQ. Officers, directors and persons who beneficially own more than 10% of our common stock are also required to furnish us with a copy of all forms they file pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely upon a review of Forms 3, 4 and 5 and other applicable forms as well as amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2018, no officer, director, or person who owns more than 10% of our outstanding shares of common stock failed to file such reports on a timely basis during 2018.

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Executive Officers

The Board of Directors elects our executive officers annually at a regular meeting held immediately preceding an Annual Meeting of Stockholders. The Board also elects executive officers throughout the year as such individuals are hired by us. Such executive officers hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, unless they sooner resign or are removed from office. There are no family relationships between any of our directors, director nominees, or executive officers.

The following table lists the current executive officers of Anika Therapeutics and certain information concerning the executive officers of Anika Therapeutics. It is anticipated that each of these officers will be re-appointed by the Board immediately preceding the Annual Meeting:

Name	Position	Age
Joseph G. Darling	Chief Executive Officer and President	61
Sylvia Cheung	Chief Financial Officer and Treasurer	44
Edward Ahn, Ph.D.	Chief Technology and Strategy Officer	47
Thomas Finnerty	Chief Human Resources Officer	61

Mr. Darling’s biography is included above in the section titled “Proposal 1: Election of Directors – Information Regarding the Directors.”

Sylvia Cheung was appointed Chief Financial Officer, Treasurer and Secretary in April 2013. Ms. Cheung served as our Vice President of Strategic Processes commencing in 2012. From October 2014 through February 2019, she has also served as General Manager for our Italy-based subsidiary, Anika Therapeutics S.r.l., and she served in the same role from 2010 to 2011. Ms. Cheung originally joined our company as its Controller in 2005, and, in addition to fulfilling these financial responsibilities, she led our integration of Anika S.r.l. subsequent to its acquisition in 2009. Prior to joining Anika, she held a series of progressively responsible financial management positions at Transkaryotic Therapies, Inc. From 1995 to 2000, Ms. Cheung worked for PricewaterhouseCoopers LLP as an Audit Senior Associate with a focus in technology companies. Ms. Cheung holds a B.S. in business administration and accounting from the University of Massachusetts in Amherst and an M.B.A. from Boston University, and she is a Certified Public Accountant (inactive).

Edward Ahn, Ph.D., was appointed Chief Technology and Strategy Officer on October 30, 2014. From 2012 through October 2014, Dr. Ahn was Managing Director and Chief Science Officer at Medical Capital Advisors, a provider of mergers and acquisition guidance and strategic consulting services, where he built merger strategies, strategic partnerships and licensing agreements for emerging medical device, biotechnology and biological organizations with a focus on regenerative medicine. Prior to his work at MedCap, Dr. Ahn was Vice President of Product Development for Pioneer Surgical Biologics from 2007 through 2012, where he directed product development policies, objectives and initiatives. He has also served as Chief Executive Officer, Chief Technology Officer and Founder of Angstrom Medica, Inc., a company based upon his doctoral thesis work and focused on commercializing nanotechnology in the area of Orthopedics. Dr. Ahn holds a B.S. in chemical engineering from Stanford University and both an M.S. in chemical engineering practice and a Ph.D. in chemical engineering from Massachusetts Institute of Technology.

Thomas Finnerty was appointed Chief Human Resources Officer on October 30, 2017. From June 2017 to October 2017, Mr. Finnerty served as a human resources consultant to our company. Prior to his work with Anika, Mr. Finnerty served as the Senior Vice President of Human Resources at Smith & Nephew, a leading portfolio medical technology company manufacturing products for global distribution, from 1999 through April 2016 where he was responsible for delivering value-added programs, processes and leadership in global human capital management. Mr. Finnerty has also held human resources positions at Novartis/Chiron Diagnostics and the Foxboro Company. Mr. Finnerty holds B.S. in business from the University of Massachusetts Dartmouth and an M.B.A. from Babson College.

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Compensation Discussion and Analysis

This section describes and analyzes the material elements of the 2018 compensation for our named executive officers, or NEOs, identified in the Summary Compensation Table, as follows:

Name	Principal Position (as of December 31, 2018)
Joseph Darling	Chief Executive Officer and President
Sylvia Cheung	Chief Financial Officer and Treasurer
Edward Ahn, Ph.D.	Chief Technology and Strategy Officer
Thomas Finnerty	Chief Human Resources Officer
Richard Hague(1)	Chief Commercial Officer
Charles H. Sherwood, Ph.D.(2)	Former Chief Executive Officer

(1)	Effective April 5, 2019, Mr. Hague resigned as Chief Commercial Officer.

(2)	Effective March 9, 2018, Dr. Sherwood retired as Chief Executive Officer and Mr. Darling became Chief Executive Officer in addition to continuing to serve as President.

We have divided this discussion into five parts:

1.	Executive Summary

2.	Compensation Philosophy

3.	Key Compensation Policies and Practices

4.	2018 Compensation Decisions

5.	Other Compensation Matters

Executive Summary

Our Fiscal Year 2018 Business Performance

We generated $105.6 million in revenues in 2018. While 2018 was a year of certain external challenges and significant change, including a Chief Executive Officer transition, we were able to manage and stabilize our operations and relationships with internal and external stakeholders. In addition, we continued to execute on our key strategies to enhance our performance and set the stage for enhanced growth and profitability over the next several years as we look to maximize returns from our key markets for our stakeholders. In 2018, these activities included:

•	expanding our executive leadership team through a CEO transition and with key hires to promote sales growth and drive operational efficiency;

•	optimizing our internal organization including operational alignment with our Italian subsidiary;

•	expanding our global presence by adding 9 international distributors, especially with respect to our orthobiologics franchise, and by building our international commercial infrastructure to support future revenue growth;

•	advancing our regenerative medicine pipeline through the development of our surgically-delivered bone repair and rotator cuff repair therapies;

•	finalizing our decision to establish our hybrid commercial model for 2019 deployment associated with the launch of our surgically-delivered bone repair therapy in the United States;

•	completing our Phase III Cingal 16-02 trial and preparing for discussions with the U.S. Food and Drug Administration related to aligning on next steps for Cingal in the United States;

•	continuing to progress on the enrollment of patients in our Hyalofast Phase III clinical trial;

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•	focusing on operational excellence as we reinvigorated our manufacturing processes and successfully managing through the voluntary recall of certain of our HYAFF-based products;

•	successfully transitioning to a new enterprise resource planning system to allow us to optimize processes and provide system capability for future growth;

•	returning $30 million of value to our stockholders through an accelerated share repurchase program; and

•	beginning work and making significant progress on our 5-year strategic plan.

In addition to these operational efforts, our financial highlights, which fell short of our internal expectations, for 2018 included:

•	total revenue $105.6 million;

•	Cingal revenue growth of 34% internationally;

•	global revenue growth associated with our single-injection viscosupplement products, Monovisc and Cingal, of 14% in 2018;

•	net income of $18.7 million;

•	product gross margin of 70% for the full year;

•	cash, cash equivalents and investments totaling $159 million as of December 31, 2018, including $35 million of cash from operations generated in 2018, and

•	no debt as of December 31, 2018.

Compensation Decisions

We made compensation decisions for our NEOs for 2018 that were directly linked to our performance. In particular, the Compensation Committee awarded to the NEOs:

•	cash bonuses based on the business performance results above and a review of individual performance accomplishments, with awards generally below target and ranging from 50% to 100% of target;

•	stock options in early 2018 that became vested based on objective performance goals tied to our 2018 net income and specific 2018 business milestones by NEO and that, based on performance results, vested ranging from approximately 53% to 64% of target; and

•	beginning in 2019, equity awards with at least half of the award being subject to performance measures, including multi-year targets.

Mr. Darling, who became our Chief Executive Officer and a director in 2018, received a restricted stock award in connection with his promotion on March 9, 2018.

Stockholder Outreach

In our say-on-pay vote last year, about 80% of the votes were cast in favor of our executive compensation. We were pleased with the improved results as compared to the prior year when 58% of the votes were cast in favor, but we continue to seek to achieve future results more aligned with the over 90% support we have regularly received on say-on-pay votes in prior years before 2017. While we did not perform a formal engagement campaign after our 2018 Annual Meeting of Stockholders, we routinely speak with many of our large and small stockholders and solicit feedback on our executive compensation program to understand issues or concerns pertinent to our investors. Some general themes from these conversations have been that our investors want to understand how we align performance and compensation through enhanced narrative disclosure, including specific metrics considered by us, and that they would like to see a more equitable split of time-based and performance-based grants under our equity programs. We have implemented changes to our 2019 compensation programs to address the feedback that we received, including increasing the proportion of equity awards tied to specific conditions. We always appreciate the feedback that we receive, and we have, and will continue to, consider these concerns and enhance our compensation program and disclosure around it, including in the following discussion.

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Compensation Philosophy

The Compensation Committee approves our compensation policies and oversees our overall compensation program. The overriding goal of our compensation program is to drive long-term high performance and stockholder value creation through our pay programs and corporate culture. As a result, the Compensation Committee ties performance to many aspects of our compensation program, including pay levels, incentive payouts, and pay opportunities. Corporate and individual goals are set through our yearly budgeting process and are ultimately approved by the Board prior to, or at the beginning of, each year. The Compensation Committee, utilizing both the structure of our compensation program and its discretion, as necessary, structures our executive compensation program to reward our NEOs when performance exceeds goals. A significant portion of incentive compensation is weighted towards overall leadership team achievement against targeted goals (rather than individual performance), so that if we meet or exceed our goals, the teams earn target or better awards. Conversely, if the team fails to meet the minimum thresholds, components of performance-based compensation will not be awarded. As a general matter, the Compensation uses competitive compensation data from the annual compensation study of peer companies to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels, and it does not benchmark specific elements or total compensation to any specific percentile relative to peer companies or the broader market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. We have designed our compensation program to achieve the following:

1.	motivate and reward our executives to achieve or exceed our financial and operating performance objectives;

2.	propel our business forward through a focus on operational excellence and execution of our business strategy;

3.	link each NEOs compensation with specific business objectives;

4.	align each NEOs compensation with the interests of long-term stockholders by tying a significant portion of total compensation opportunity to the value of our stock;

5.	reinforce accountability and cooperation by tying a significant portion of total NEO compensation to overall company performance;

6.	attract and retain talented leaders who can drive and implement our growth and operational excellence strategies;

7.	reward individual performance and accomplishments; and

8.	keep the compensation packages competitive with those of our peers and other companies with whom we compete for talent.

Key Compensation Policies and Practices

Key Features

We believe that our executive compensation program includes key features that align the interests of the NEOs with our stockholders and does not include features that misalign their interests. During 2018, we arranged our compensation program in accordance with the practices set forth below:

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What We Do	What We Don’t Do

✓ Align NEO pay with our performance

✓ Align a significant portion of NEO pay with stockholders through long-term incentives, including performance-based option awards in 2018

✓ Balance short-term and long-term incentives

✓ Require NEOs to own significant amounts of stock through robust stock ownership guidelines (see page 48 of this Proxy Statement)

✓ Include, in our equity compensation plan, minimum vesting requirements for equity awards

✓ Impose caps on annual incentive awards

✓ Utilize a compensation consultant to annually review our compensation program

✓ Solicit say-on-pay votes annually

Ä  No automatic or guaranteed annual salary increases

Ä  No guaranteed bonus or long-term incentive awards

Ä  No repricing of stock options or SARs without stockholder approval

Ä  No hedging/pledging of our stock per our insider trading policy

Ä  No change in control excise tax gross-ups

Ä  No granting of stock options or SARs at an exercise price less than fair market value

Key Performance Factors

In setting the compensation for our executive officers, the Compensation Committee relies primarily on our overall financial performance and an assessment of the individual’s performance and contribution to our development and achievements. The Compensation Committee seeks to align the metrics it uses in evaluating our executive compensation with the metrics that we use to evaluate our performance more generally, including those metrics that we publicly disclose. Financial performance measures form the majority of the performance criteria for performance-based equity awards, and the Compensation Committee balances financial and individual performance (as set forth below) in making decisions on bonus payments. Typical achievement measures considered by the Compensation Committee include, but may not be limited to, the following:

Company Financial Performance		Individual Performance
•	Revenue generation	•	Franchise or geographic revenue growth

•	Vitality index (i.e., revenue from new products)	•	New product launches in key geographies

•	Net income achievement	•	Achievement of regulatory approvals for new products or line extensions

•	EBITDA margin	•	Clinical trial achievements or completion

•	Product gross margin	•	Strategic transactions

•	Cash flow	•	Key employee recruitment or retention

•	Share price performance	•	Completion of strategic projects that drive company growth

		•	Procurement of patents or other intellectual property

Peer Group

In addition to the company and individual performance metrics set forth above, the Compensation Committee weighs other quantitative factors such as general compensation trends. In this regard, the Compensation Committee periodically reviews surveys of executive compensation and information concerning compensation at similarly situated companies. In 2018, as in prior years, the Compensation Committee engaged the Rewards Solution practice at Aon, specifically members of the Radford advisory team (“Radford”), to provide executive compensation consulting services to the committee, to assist us in selecting an appropriate peer group for compensation comparisons, and to perform an executive compensation review.

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The Compensation Committee, with the assistance of Radford, performed this analysis each year from 2015 through 2018, and it intends to continue the practice of performing this analysis yearly. In completing its analysis for the 2018 compensation season, the Compensation Committee reviewed competitive data compiled by Radford from a peer group comprised of 16 companies of similar size and related businesses. The Compensation Committee also reviewed market data from the 2017 Radford Global Life Sciences Executive Survey (the “Radford Survey”) covering 65 public biopharmaceutical and medical device companies. While the Compensation Committee does not determine compensation based on formulaic criteria, it generally seeks to achieve an overall compensation level approximating the industry median, while exercising judgment and discretion through considering a number of company and individual factors. The following is the composition of the peer group utilized for our 2018 compensation analysis:

Peer Group Companies
Biopharmaceutical Companies	Medical Device Companies
Halozyme, Inc.	AtriCure, Inc.
MacroGenics, Inc.	Atrion Corporation
MiMedx Group, Inc.	CONMED Corporation
Momenta Pharmaceuticals, Inc.	CryoLife Inc.
Repligen Corporation	Glaukos Corporation
Spectrum Pharmaceuticals, Inc.	K2M Group Holdings
Sucampo Pharmaceuticals, Inc.	Orthofix, Inc.
Vanda Pharmaceuticals, Inc.	Wright Medical Group, Inc.

With Radford’s assistance, we have further adjusted the peer group for our 2019 compensation program. We believe the adjustments were appropriate to better reflect changes in our company over time, based on our history of strong financial performance, growing product pipeline, commercial strategies, and change in our Global Industrial Classification System (GICS) Code from 35101020 (Health Care Supplies) to 35201010 (Biotechnology). Given this changing dynamic, we felt it more appropriate to blend biopharmaceutical companies with medical device companies in a ratio of two-thirds to one-third. The 2019 peer group will be:

Peer Group Companies
Biopharmaceutical Companies	Medical Device Companies
AMAG Pharmaceuticals, Inc.	AtriCure, Inc.
Glaukos Corporation	Atrion Corporation
Insys Therapeutics, Inc.	Avid Biosciences, Inc.
MacroGenics, Inc.	CONMED Corporation
MiMedx Group, Inc.	CryoLife Inc.
Momenta Pharmaceuticals, Inc.	K2M Group Holdings
Omeros Corporation	Orthofix, Inc.
Repligen Corporation
Retrophin, Inc.
Spectrum Pharmaceuticals, Inc.
Vanda Pharmaceuticals, Inc.
Vericel Corporation

2018 Compensation Decisions

Our 2018 NEO compensation was made up of three key components:

•	base salary,

•	discretionary annual bonuses, and

•	equity-based long-term incentive awards, generally in the form of time and performance-based stock options.

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The Compensation Committee separately reviews and decides each component, but keeps in mind the overall intent that total compensation should approximate the competitive median, before adjusting for actual performance.

Base Salary

The first principal component of compensation for our executive officers is base salary, which is generally paid to our NEOs to recognize fulfillment of their job responsibilities. Base salaries for our NEOs are subject to annual review by the Compensation Committee. For this purpose, the Compensation Committee considers a number of factors, including the individual’s level of responsibility, experience, performance, including both past company performance and individual performance in accordance with the metrics previously discussed, as well as competitive market practices as determined by our analysis of management compensation surveys, and a review of other published data relating to executive compensation, including peer group data, and taking into account any contractual obligations. Salaries are reviewed and determined at the discretion of the Compensation Committee on an annual basis, and there is no guaranteed year-over-year increase to any of the NEOs salaries.

For 2018, compensation increases for the NEOs were generally limited to 3.0% to 3.5%. The salary reported below for Mr. Darling reflects the salary approved by the Compensation Committee upon his promotion to Chief Executive Officer effective March 9, 2018. Prior to that, the Compensation Committee had approved a 2018 salary of $440,000 for Mr. Darling in his role as President, which was a 3.5% increase over the amount approved upon hiring on July 27, 2017. Mr. Finnerty did not receive a salary increase for 2018 from the amount approved by the Compensation Committee upon his hiring on October 30, 2017 due to the short length of his tenure with us at the time, in accordance with company policy. The following summarizes the base salary decisions for 2018 for the NEOs:

2018 Base Salary Adjustments

Name	2017 Salary	2018 Salary	% Change
Joseph G. Darling	$425,000	$550,000	29.4%
Sylvia Cheung	$359,085	$371,653	3.5%
Edward Ahn, Ph.D.	$347,243	$357,660	3.0%
Thomas Finnerty	$330,000	$330,000	0%
Richard Hague	$326,025	$335,806	3.0%
Charles H. Sherwood, Ph.D.	$622,641	$644,434	3.5%

Cash Bonus

The second principal component of our compensation policy for executive officers consists of cash bonuses, which are generally paid to our NEOs to motivate attainment of our near-term goals that are consistent with our long-term strategic plan.

Each NEO has a target annual bonus amount established by the Compensation Committee at the beginning of each year that is expressed as a percentage of the NEO’s base salary. In 2018, these targets were consistent with the targets from the prior several years. The Compensation Committee establishes the target bonus amounts consistent with its review of peer group practices and to provide in its view an appropriate balance between fixed (salary) and variable (bonus) cash compensation. Mr. Darling’s 2018 cash bonus target was established through an amendment to his employment agreement at the time of his promotion to Chief Executive Officer. The 2018 target bonus amounts for the NEOs were as follows:

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2018 Cash Bonus Targets

Name	% of Salary	Amount
Joseph G. Darling*	75%	$412,500
Sylvia Cheung	45%	$167,244
Edward Ahn, Ph.D.	45%	$160,947
Thomas Finnerty	45%	$148,500
Richard Hague	45%	$151,127
Charles H. Sherwood, Ph.D.	75%	$483,326

*	For Mr. Darling, the amount above reflects 75% of base salary once promoted to Chief Executive Officer on March 9, 2018.

Actual bonus amounts awarded depend on the Compensation Committee’s assessment of our business and individual NEO performance after the completion of each year. The Compensation Committee considers our financial performance in accordance with metrics previously discussed, our overall operational performance, and our contribution to increasing stockholder value at its discretion to determine an appropriate level of baseline cash bonus compensation for our NEOs. Once the Compensation Committee has established this baseline, it considers the applicable individual performance with respect to individual goals and contribution to overall company performance in its discretion to adjust each individual NEO’s cash bonus payment. See “Key Performance Factors” above regarding the key financial and individual performance factors considered. Historically, cash bonuses for the most recently completed year are awarded contemporaneously with annual compensation reviews for the subsequent year. Bonuses are generally prorated in the year of hire, provided that the employee begins their employment with us prior to October 1. The Compensation Committee may also, in certain circumstances, grant cash bonuses for executive retention purposes, taking into account, among other things, general industry practices, special performance bonuses in exceptional circumstances, and any contractual obligations.

After the completion of the 2018 fiscal year, the Compensation Committee, with the assistance of the Chief Executive Officer, reviewed our performance, as well as the individual performance of each executive officer. The accomplishments set forth in the Executive Summary section titled “Our Fiscal Year 2018 Business Performance” were taken into account in this review. For the year, the Compensation Committee determined that while we made excellent overall business progress, certain operational achievements fell short of our internal goals. As a result, the Compensation Committee, using its informed judgment and without pre-established formulas, set a cash bonus payment baseline of 70% of the target for each NEO, subject to adjustment based on individual performance achievement with respect to individual goals and contribution to overall company performance. Special consideration was given to the roles of Mr. Darling and Ms. Cheung in managing and stabilizing our operations and directing strategic initiatives aimed at generating long-term stockholder value during a year of significant change, including a leadership transition. The final, individual results, which are included in the “Bonus” column in the Summary Compensation Table, were as follows:

2018 Cash Bonus Decisions

Name	Bonus Target	% Achieved	Bonus Paid
Joseph G. Darling	$412,500	100%	$412,500
Sylvia Cheung	$167,244	100%	$167,244
Edward Ahn, Ph.D.	$160,947	50%	$80,474
Thomas Finnerty	$148,500	80%	$118,800
Richard Hague	$151,127	70%	$105,779
Charles H. Sherwood, Ph.D.*	$483,326	n/a	n/a

*	Dr. Sherwood retired on March 9, 2018, and therefore received no bonus payment for 2018.

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Equity-Based Grants

The third principal component of our compensation policy for executive officers consists of grants under our equity incentive plan, which are generally provided to our NEOs to align their interests with those of our stockholders, to motivate attainment of our long-term strategic vision, and for retention purposes. Under our equity compensation plan, NEOs may be granted stock options or other forms of equity securities, including stock appreciation rights or SARs, restricted stock awards and units, and performance-based equity awards. Equity awards are granted at a regularly-scheduled Compensation Committee meeting, generally during the first quarter of each year. Awards are generally effective on the date of the meeting at which they were approved, though, in 2019, the timing of award grants was set for the third full business day following our announcement of financial and business results for fiscal year 2018.

The amount and form of equity-based grants each year are determined by the Compensation Committee using its informed judgment and taking into account company performance, competitive practices, and median total compensation levels. For the last several years, the Compensation Committee has increasingly used performance-based equity awards, and, in 2019, the Compensation Committee approved grants with ratio of time-based to performance-based awards of 1:1. For 2018, other than the annual grant made to Dr. Sherwood and the promotional grant made to Mr. Darling, the Compensation Committee awarded the NEOs a balanced mix of time-vesting and performance-based stock options, as follows:

2018 Stock Option Grants

Name	Time-Vesting Options (# of shares)	Performance-Based Options (# of shares at target)
Joseph G. Darling*	21,400	14,300
Sylvia Cheung	21,400	14,300
Edward Ahn, Ph.D.	13,400	8,900
Thomas Finnerty	6,700	4,500
Richard Hague	10,700	7,100
Charles H. Sherwood, Ph.D.**	0	0

*	Mr. Darling received a restricted stock award of 7,478 shares upon his promotion to Chief Executive Officer on March 9, 2018.

**	Dr. Sherwood received a restricted stock award of 57,100 shares.

2018 Performance-Based Stock Options Goals and Results

The performance-based stock options were approved at a target level, but were earned based on a combination of our 2018 net income results and achievement of specified business milestones unique to each individual NEO. Based on the Board’s review of the business and our 2018 budget, the Compensation Committee set a net income results target of $18.6 million with a maximum award threshold of 150% targeted at $20.5 million. Share awards were prorated from 100% to 150% for achievement of net income results between the target and maximum threshold amounts. In 2018, we ultimately achieved net income results of $18.7 million. For each of Mr. Darling, Ms. Cheung, Dr. Ahn, and Mr. Hague, 50% of the overall targeted award was associated with net income results, while 60% of Mr. Finnerty’s award was correlated to the same. With respect to specified individual business milestones, approximately 50% of the aggregate shares associated with such milestones were associated with activities linked to the approval or potential commercial launch of Cingal, each of which was mooted by the results of the second Cingal Phase III trial publicly announced in June. An additional 30% were linked to financial metrics directly impacted by the voluntary, non-safety related recall of certain HYAFF-based products, and the remainder was associated with business development activities, systems implementation, and employee turnover rate. Dr. Ahn was the only individual who met a specified personal milestone, which was associated with 10% of his targeted award (and 1.8% of the overall group’s targeted shares) and required that he formulate a business development strategic plan. Please see the table below for share amounts earned with respect to performance awards:

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Name	Stock Option Target	% Achieved	Stock Options Granted
Joseph G. Darling	14,300	53.2%	7,609
Sylvia Cheung	14,300	53.2%	7,609
Edward Ahn, Ph.D.	8,900	63.2%	5,625
Thomas Finnerty	4,500	63.9%	2,873
Richard Hague	7,100	53.2%	3,777
Charles H. Sherwood, Ph.D.	n/a	n/a	n/a

These 2018 equity grants are shown in the Summary Compensation Table under the “Option Awards” and “Stock Awards” columns, and additional details are included in the Grants of Plan-Based Awards Table.

Other Compensation Matters

Employment Agreements at December 31, 2018

At December 31, 2018, we had executed employment agreements with our President and Chief Executive Officer and our Chief Financial Officer providing severance benefits to be competitive with our peer group, for retention purposes, and to attract well qualified and talented executives. The remainder of NEOs are at-will employees, but each of Dr. Ahn, Mr. Finnerty and Mr. Hague had been provided with an offer letter with certain severance benefits included therein.

We believe that these agreements are fair to the executives and to our stockholders because these agreements provide relatively modest severance in exchange for the restrictive covenants which protect our company. The following summarizes the employment agreements and severance benefits contained within the offer letters as of December 31, 2018. Additional information about severance protection under the employment agreements can be found under “Potential Payments Upon Termination or Change in Control.”

Each of the employment agreement describes the executive’s position and provides for a level of salary and target bonus that is subject to review and increase by the Compensation Committee. Each agreement also provides for severance benefits that may be triggered by an involuntary termination of employment by us without “cause” or by the executive for “good reason” (as defined in each employment agreement). The level of severance benefits depends on whether the involuntary termination occurs during or outside of a change in control protected period that runs from three months before until 12 months after a change in control. In addition, the employment agreements for Mr. Darling and Ms. Cheung, as well as the equity award agreements for Dr. Ahn, Mr. Finnerty, and Mr. Hague, provide for full vesting of outstanding equity awards upon the occurrence of a change in control. If “golden parachute” excise taxes would be triggered by payments due in connection with a change in control, the agreements for Mr. Darling and Ms. Cheung provide for a cut-back in the payments to avoid the excise tax, if the cut-back would result in a greater after-tax benefit to the executive.

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The following summarizes the severance benefits provided under the employment agreements and the offer letters as they existed at December 31, 2018:

Trigger	Type of Severance	Mr. Darling	Ms. Cheung	Other NEOs
Termination without cause or with good reason, not in connection with a change in control	Cash severance	1.5x salary plus target bonus	12 months of salary	6 months salary
	Health benefits	18 months at active employee rates	12 months at active employee rates	none
Termination without cause or with good reason, within 3 months before or 12 months after a change in control	Cash severance	2x salary plus target bonus	1.5x salary plus target bonus	6 months salary
	Health benefits	18 months at active employee rates	18 months at active employee rates	none

According to the terms of Mr. Darling’s employment agreement, if Mr. Darling’s employment is terminated “without cause” or Mr. Darling terminates his employment with us for “good reason,” his initial, new-hire grant of restricted award shall vest and become non-forfeitable with respect to the shares eligible to vest as of the next applicable vesting date after the date of termination.

Employment and Executive Retention Agreements Effective as of April 9, 2019

Effective April 9, 2019, the employment agreements of Mr. Darling and Ms. Cheung were amended, and the Company entered into “Executive Retention Agreements” with each of the other NEOs (excepting Mr. Hague who had already resigned his position with the Company). While the NEOs remain employed at-will, these agreements are intended to provide market-level severance compensation to be competitive with our group of comparable companies and to promote retention. We believe that these agreements are fair to the executives and to our stockholders because they provide relatively modest severance in exchange for the restrictive covenants that help protect our company.

Each agreement also provides for severance benefits that may be triggered by an involuntary termination of employment by us without “cause” or by the executive for “good reason” (as defined in each agreement). The level of severance benefits depends on whether the involuntary termination occurs during or outside of a change in control protected period that runs from three months before until 12 months after a change in control. In addition, the agreements provide for full vesting of outstanding equity awards upon a termination occurring during the period from three months before until 12 months after a change in control for awards granted after January 29, 2019. Awards granted prior to January 29, 2019 will continue to vest in full upon the occurrence of a change in control in accordance with the award terms. If “golden parachute” excise taxes would be triggered by payments due in connection with termination during a change in control protected period, the agreements provide for a cut-back in the payments to avoid the excise tax, if the cut-back would result in a greater after-tax benefit to the executive.

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The following summarizes the severance benefits provided to the NEOs as of April 9, 2019:

Trigger	Type of Severance	Mr. Darling	Ms. Cheung	Other NEOs
Termination without cause or with good reason, not in connection with a change in control	Cash severance	1.5x salary plus target bonus	12 months of salary	12 months salary
	Health benefits	18 months at active employee rates	12 months at active employee rates	12 months at active employee rates
Termination without cause or with good reason, within 3 months before or 12 months after a change in control	Cash severance	2x salary plus target bonus	1.5x salary plus target bonus	12 months salary plus target bonus
	Health benefits	24 months at active employee rates	18 months at active employee rates	12 months at active employee rates

In addition, in accordance with the terms of Mr. Darling’s employment agreement, if Mr. Darling’s employment is terminated “without cause” or Mr. Darling terminates his employment with us for “good reason,” all of his outstanding equity awards shall immediately vest and become non-forfeitable. All outstanding awards remain exercisable until eighteen months after the date of his termination or, if earlier, the original ten-year expiration date.

Retirement of Dr. Sherwood

Dr. Sherwood retired from the company on March 9, 2018. He had previously entered into an employment agreement with the company. Under his employment agreement, Dr. Sherwood became entitled, as the result of his retirement, to receive, in substantially equal installments payable over the 18 months following his retirement, a total of $1,691,640, which represents 1.5 times the sum of his base salary and target annual bonus for 2018. He also had the right to continue health, dental and vision plan coverage, subject to COBRA. In accordance with the terms of Dr. Sherwood’s outstanding equity incentive awards, all unvested equity awards vested upon his retirement, following the determination by the Board of Directors that Dr. Sherwood was retiring in good standing, which was a requirement outlined in his equity incentive award agreements. All outstanding awards remain exercisable until the second anniversary of his retirement or, if earlier, the original ten-year expiration date.

On March 8, 2018, we also entered into a consulting agreement with Dr. Sherwood, pursuant to which he agreed to furnish us with reasonable advisory or consulting services with respect to his successor’s transition into the position of Chief Executive Officer for a period of one year following his retirement, up to an average of forty hours of services per month. In compensation for his consulting services, Dr. Sherwood will receive the following:

•	a total of $300,000 in cash consulting fees, payable in 12 monthly installments of $25,000 each;

•	a one-time benefits continuation payment of $60,000, payable by March 31, 2018; and

•	reimbursement of up to $1,500 per month in reasonable expenses for the maintenance of an office during the one-year consulting period and a one-time reimbursement of $10,000 for certain legal fees related to entering into the consulting agreement.

The consulting agreement, including a related release agreement, also provides two-year noncompetition, non-solicitation and standstill covenants of Dr. Sherwood as well as mutual releases and non-disparagement covenants of Dr. Sherwood and our company. The Compensation Committee believes the consulting agreement served stockholder interests by encouraging a smooth transition of the Chief Executive Officer duties to Mr. Darling.

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Deductibility of Executive Compensation

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one NEO in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2017 and prior years, the Compensation Committee granted stock options under our equity incentive plans that were intended to qualify for this performance-based compensation exception. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our NEOs generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the NEOs, the Compensation Committee will—consistent with its past practice—design compensation programs that are intended to be in the best long-term interests of Anika and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

Role of Management in Determining Compensation

The Compensation Committee, comprised entirely of independent members of our board of directors, is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our named executive officers and other executives is fair, competitive and motivates high performance. The Compensation Committee is solely responsible for compensation decisions regarding our CEO. When making compensation recommendations for NEOs other than the CEO, the Compensation Committee expects to seek and consider the advice and counsel of the CEO, given his direct day-to-day working relationship with those executives. Taking this feedback into consideration, the Compensation Committee will engage in discussions and makes final determinations related to compensation paid to the NEOs.

Risk Considerations in Our Compensation Programs.

The Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on our company.

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Compensation Committee Report

The Compensation Committee of the Board of Directors of Anika Therapeutics, Inc. has reviewed and discussed with the management of Anika Therapeutics, Inc. the section entitled “Compensation Discussion and Analysis” contained in this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2019 Annual Meeting of Stockholders. This report is submitted by the following independent directors who comprise the Compensation Committee:

Joseph L. Bower, Chairperson	Cheryl R. Blanchard	Glenn R. Larsen	Jeffery S. Thompson

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS, INC. SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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Executive Compensation

Summary Compensation Table

The following table summarizes the compensation information in respect of our NEOs for the year ended December 31, 2018.

Name and Principal Position	Year	Salary (1)		Bonus (2)	Option Awards (3)		Stock Awards (3)		All Other Compensation (4)		Total
Joseph Darling(5)	2018	$523,462	(5)	$412,500	$728,335		$399,998	(9)	$105,892	(10)	$2,170,187
President and Chief	2017	$181,987	(5)	$93,990	$750,281	(8)	$749,960	(8)	$5,993	(11)	$1,782,212
Executive Officer
Sylvia Cheung	2018	$371,653		$167,244	$728,335		$-		$19,970		$1,287,202
Chief Financial Officer	2017	$359,085		$185,827	$709,054		$-		$18,720		$1,272,686
	2016	$346,942		$171,736	$439,830		$301,069		$18,720		$1,278,297
Edward Ahn, Ph.D.	2018	$357,660		$80,474	$455,126		$-		$20,330		$913,590
Chief Technology and	2017	$347,243		$125,007	$599,331		$-		$19,080		$1,090,662
Strategy Officer	2016	$315,675		$156,259	$439,830		$301,069		$18,720		$1,231,553
Thomas Finnerty	2018	$330,000		$118,800	$285,831		$-		$24,002		$758,633
Chief Human Resource Officer	2017	$44,423		$-	$301,451		$367,812		$2,508		$716,194
Richard Hague(6)	2018	$335,806		$105,779	$363,305		$-		$22,346		$827,236
Chief Commerical Officer	2017	$326,025		$102,698	$599,331		$-		$27,096		$1,055,150
	2016	$315,000		$127,575	$439,830		$301,069		$84,799	(12)	$1,268,273
Charles Sherwood, Ph.D.(7)	2018	$147,877	(7)	$-	$-		$3,509,937		$1,339,364	(13)	$4,997,178
Former Chief Executive Officer	2017	$622,641		$466,981	$2,960,954		$-		$187,037	(14)	$4,237,612
	2016	$601,586		$496,308	$1,519,778		$861,286		$52,060	(14)	$3,531,018

(1)	The amounts in this column represent the annual base salary approved for the executive by the Board of Directors prorated based on employment dates during the indicated year.
(2)	The amounts in this column represent discretionary cash bonuses earned in the indicated year but paid in January or February of the following year.
(3)	The amounts in this column reflect the grant date fair value computed with respect to the equity awards issued during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2018 for certain assumptions made in the valuation of stock and option awards. The Board granted equity awards on January 24, 2018, January 27, 2017, and February 4, 2016, respectively. Awards granted in 2018, 2016, and 2015 vest ratably over 4 years beginning one year from the date of grant, while awards granted in 2017 vest ratably over 3 years beginning one year from the date of grant. For 2018 performance-based stock options, the fair value on the date of grant was determined at the “target” or 100% attainment level. If the fair value of these performance-based stock options had been determined at the “maximum” or 125% attainment level, the awards would have been valued at $308,219 for Mr. Darling and Ms. Cheung, $191,828 for Dr. Ahn, $153,032 for Mr. Hague, and $100,872 for Mr. Finnerty. These values would represent incremental increases over the amounts set forth in this column of $61,644, $38,366, $30,606, and $23,278, respectively. Please see the table in the section captioned “Option Grants and Plan Awards in 2017” for additional information.
(4)	Unless otherwise noted, these amounts constitute group term life insurance premiums and matching contributions to our Employee Savings and Retirement Plan (401(k) plan). For 2018, 401(k) plan matching contributions equaled $19,250 for each NEO.
(5)	Mr. Darling was hired as our President on July 27, 2017 and his 2017 base salary represents his prorated salary for 2017. On March 9, 2018, Mr. Darling was appointed as our President and Chief Executive Officer, and he became one of our directors. On this date, Mr. Darling’s base salary was increased from $440,000 to $550,000. Mr. Darling’s 2018 salary is comprised of his base salary as President prorated from January 1, 2018 to March 8, 2018 and his base salary as Chief Executive Officer and President prorated from March 9, 2018 to December 31, 2018.
(6)	As noted elsewhere in this proxy statement, Mr. Hague resigned from his role as our Chief Commercial Officer effective April 5, 2019.
(7)	As noted elsewhere in this proxy statement, Dr. Sherwood retired from his roles as our Chief Executive Officer and as a director of our company effective March 9, 2018. Dr. Sherwood’s 2018 salary is comprised of his base salary as Chief Executive Officer prorated through the effective date of his retirement.
(8)	Upon the commencement of Mr. Darling’s employment with the company, his employment agreement provided for two new hire equity grants with a total grant date value of $1,500,000, provided 50% as stock options and 50% as shares of restricted stock, each vesting annually over three years following grant.
(9)	Upon the appointment of Mr. Darling as our Chief Executive Officer, his amended employment agreement provided for a one-time equity grant with a total grant date value of $400,000, provided 25% as shares of restricted stock vesting upon grant and 75% as shares of restricted stock vesting annually over three years following the grant.

(10)	This amount includes $56,859 of relocation expenses and $25,031 of related tax gross-up payments provided to Mr. Darling in 2018 in accordance with the terms of the Employment Agreement Amendment we entered with Mr. Darling on March 9, 2018.

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(11)	This amount includes $3,982 of relocation expense provided to Mr. Darling in 2017 in accordance with the terms of the Employment Agreement we entered with Mr. Darling on July 27, 2017.
(12)	This amount includes $57,611 and $22,416 of relocation expense reimbursement provided to Mr. Hague in 2016 and 2015, respectively, in accordance with the terms of the Offer Letter we entered into with Mr. Hague prior to the commencement of his employment.

(13)	This amount includes payment of $138,228 for accrued vacation time and $2,250 of taxable fringe benefits pursuant to Dr. Sherwood’s Employment Agreement with the company dated October 17, 2008, as amended on December 8, 2010, as well as a one-time payment of $60,000 for continued medical benefits, $250,000 of consulting fees, and $867,508 in severance payments pursuant to Dr. Sherwood’s Consulting Agreement with us dated March 8, 2018.
(14)	These amounts include reimbursement of life insurance premiums of $15,092 and $15,114 in 2017 and 2016, respectively. In addition, the 2017 amount includes $69,615 related to the taxable benefit received from, and $61,859 from the tax gross-up payment associated with, certain travel of Dr. Sherwood’s spouse, which was approved by the Board of Directors.

Option Grants and Plan Awards in 2018

The following table sets forth each grant of equity awards made to the NEOs during the year ended December 31, 2018. Except as otherwise noted in the footnotes to the table, all such equity awards vest over a four-year period commencing on the first anniversary of the grant date, except for performance-based equity awards which vest over a four-year period with the first vesting date occurring on the performance measurement date and the next two vesting dates occurring on January 1 of each subsequent calendar year following the calendar year in which the performance measurement date occurs.

		Estimated future payouts under equity incentive plan awards				Stock Awards: Number of	All Other Option Awards: Number of	Exercise Price or
Name	Grant Date	Threshold	Target	Maximum		shares of stock or units	shares underlying awards	Base of Equity Awards (1)	Grant Date Fair Value of Awards (2)
Joseph Darling	January 24, 2018	1,430	14,300	17,875	(4)	-	-	$61.47	$246,575
	January 24, 2018	-	-	-		-	21,400	$61.47	$481,760
	March 9, 2018	-	-	-		7,478 (9)	-	$53.49	$399,998
Sylvia Cheung	January 24, 2018	7,150	14,300	17,875	(5)	-	-	$61.47	$246,575
	January 24, 2018	-	-	-		-	21,400	$61.47	$481,760
Edward Ahn, Ph.D.	January 24, 2018	890	8,900	11,125	(6)	-	-	$61.47	$153,463
	January 24, 2018	-	-	-		-	13,400	$61.47	$301,663
Thomas Finnerty	January 24, 2018	900	4,500	5,850	(7)	-	-	$61.47	$77,594
	January 24, 2018	-	-	-		-	6,700	$61.47	$208,237
Richard Hague	January 24, 2018	710	7,100	8,875	(8)	-	-	$61.47	$122,425
	January 24, 2018	-	-	-		-	10,700	$61.47	$240,880
Charles Sherwood, Ph.D.(3)	January 24, 2018	-	-	-		57,100	-	$61.47	$3,509,937

(1)	The exercise price of each award equals the grant date closing stock price, as reported on the NASDAQ stock exchange.
(2)	This column represents the full grant date fair value of stock options and restricted stock under ASC 718 granted to each of the NEOs in the fiscal year ended December 31, 2018. Generally, the full grant date fair value is the amount that we will expense in our financial statements over the award’s vesting period. For restricted stock, fair value was calculated using the closing price of our common stock on the grant date. For stock options and performance-based stock options, fair value was calculated using the Black-Scholes value on the grant date. See the information appearing in Note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2018 for certain assumptions made in the valuation of these awards.
(3)	As noted elsewhere in this proxy statement, Dr. Sherwood retired effective March 9, 2018. Upon his retirement, the vesting of the award set forth in this table accelerated, and it vested in its entirety upon the effective date of his retirement.

(4)	These amounts represent performance-based stock option awards granted by the Board on January 24, 2018. The “Threshold” is equal to 10% of the target, and the “Maximum” is equal to 125% of the target. On February 27, 2019, the Compensation Committee determined and certified that 53.2% of the stock options had been earned in accordance with the performance measures set forth for these awards.
(5)	These amounts represent performance-based stock option awards granted by the Board on January 24, 2018. The “Threshold” is equal to 10% of the target, and the “Maximum” is equal to 125% of the target. On February 27, 2019, the Compensation Committee determined and certified that 53.2% of the stock options had been earned in accordance with the performance measures set forth for these awards.
(6)	These amounts represent performance-based stock option awards granted by the Board on January 24, 2018. The “Threshold” is equal to 10% of the target, and the “Maximum” is equal to 125% of the target. On February 27, 2019, the Compensation Committee determined and certified that 63.2% of the stock options had been earned in accordance with the performance measures set forth for these awards.

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(7)	These amounts represent performance-based stock option awards granted by the Board on January 24, 2018. The “Threshold” is equal to 20% of the target, and the “Maximum” is equal to 130% of the target. On February 27, 2019, the Compensation Committee determined and certified that 63.9% of the stock options had been earned in accordance with the performance measures set forth for these awards.
(8)	These amounts represent performance-based stock option awards granted by the Board on January 24, 2018. The “Threshold” is equal to 10% of the target, and the “Maximum” is equal to 125% of the target. On February 27, 2019, the Compensation Committee determined and certified that 53.2% of the stock options had been earned in accordance with the performance measures set forth for these awards.

(9)	Upon the appointment of Mr. Darling as our Chief Executive Officer effective March 9, 2018, his amended employment agreement provided for a one-time equity grant with a grant date value of $400,000 provided as restricted stock with 25% vesting upon grant and 75% vesting ratably over the subsequent three years on the date of grant.

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Outstanding Equity Awards at December 31, 2018

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the NEOs as of December 31, 2018.

	Option Awards					Stock Awards
								Equity Incentive Plan Awards
	Number of	Number of		Option	Option	Number	Market	Number of	Market or Payout
	Securities	Securities		Exercise	Expiration	of	Value of	Unearned and	Value of Unearned
	Underlying	Underlying		Price	Date	Unvested	Unvested	Unvested Shares,	and Unvested
	Exercisable	Unexercisable				Shares or	Shares or	Units, or Other	Shares, Units,
Name	Options (1)	Options (1)				Units of Stock (1)	Units of Stock (2)	Rights	or Other Rights
Joseph Darling	-	-				5,608 (7)	$188,485	-	$-
	-	29,009	(3)	$61.47	1/24/2028	-	$-	-	$-
	13,870	27,739		$51.70	7/27/2027	9,671	$325,042	-	$-
Total	13,870	56,748				15,279	513,527

Sylvia Cheung	-	29,009	(3)	$61.47	1/24/2028	-	$-	-	$-
	12,096	24,192	(*)	$50.13	1/27/2027	-	$-	-	$-
	14,900	14,900		$38.11	2/4/2026	3,950	$132,760	-	$-
	12,768	4,256		$39.69	2/3/2025	1,669	$56,095	-	$-
	18,400	-		$32.02	1/27/2024	-	$-	-	$-
	45,000	-		$10.87	1/29/2023	-	$-	-	$-
	15,000	-		$9.10	1/25/2022	-	$-	-	$-
	20,000	-	(*)	$6.99	6/7/2021	-	$-	-	$-
	25,000	-		$6.98	1/18/2021	-	$-	-	$-
	35,000	-		$6.36	1/26/2020	-	$-	-	$-
Total	198,164	72,357				5,619	$188,855

Edward Ahn, Ph.D.	-	19,025	(4)	$61.47	1/24/2028	-	$-	-	$-
	10,096	20,192	(*)	$50.13	1/27/2027	-	$-	-	$-
	14,900	14,900		$38.11	2/4/2026	3,950	$132,760	-	$-
	2,494	831		$39.69	2/3/2025	-	$-	-	$-
	40,000	-		$41.15	10/30/2024	-	$-	-	$-
Total	67,490	54,948				3,950	$132,760

Thomas Finnerty	-	9,573	(5)	$61.47	1/24/2028	-	$-	-	$-
	5,667	11,333	(*)	$54.09	10/30/2027	4,533	$152,354	-	$-
Total	5,667	20,906				4,533	$152,354

Richard Hague	-	14,477	(6)	$61.47	1/24/2028	-	$-	-	$-
	10,096	20,192	(*)	$50.13	1/27/2027	-	$-	-	$-
	14,900	14,900		$38.11	2/4/2026	3,950	$132,760	-	$-
	-	-				5,250	$176,453	-	$-
Total	24,996	49,569				9,200	$309,213

Charles Sherwood, Ph.D.	152,984	-	(*)	$50.13	1/27/2027	-	$-	-	$-
	102,875	-		$38.11	2/4/2026	-	$-	-	$-
	53,100	-		$39.69	2/3/2025	-	$-	-	$-
	48,477	-		$32.02	1/27/2024	-	$-	-	$-
Total	357,436	-				-	$-

(1)	Vesting of equity awards commences on the first anniversary of the grant date and continues on each subsequent grant date anniversary until the equity award is fully vested, except as otherwise noted below. Except for those equity awards noted by an asterisk (*), which are subject to a three-year vesting period, all equity awards are subject to a four year vesting period, in each case subject to the holder’s continued employment with us. The expiration date of each equity award is ten years after its grant date.
(2)	Based on the closing price of our common stock on the NASDAQ stock exchange on December 31, 2017 ($33.61) per share.
(3)	This includes 7,609 performance-based stock options earned in connection with 53.2% achievement of the performance measures associated with such awards, which vest ratably over a three-year period with the first vesting date occurring on February 27, 2019 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(4)	This includes 5,625 performance-based stock options earned in connection with 63.2% achievement of the performance measures associated with such awards, which vest ratably over a three-year period with the first vesting date occurring on February 27, 2019 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(5)	This includes 2,873 performance-based stock options earned in connection with 63.9% achievement of the performance measures associated with such awards, which vest ratably over a three-year period with the first vesting date occurring on February 27, 2019 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(6)	This includes 3,777 performance-based stock options earned in connection with 53.2% achievement of the performance measures associated with such awards, which vest ratably over a three-year period with the first vesting date occurring on February 27, 2019 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(7)	Upon the appointment of Mr. Darling as our Chief Executive Officer effective March 9, 2018, his amended employment agreement provided for a one-time equity grant with a grant date value of $400,000 provided as restricted stock with 25% vesting upon grant and 75% vesting ratably over the subsequent three years on the date of grant.

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2018 Equity Award Exercises and Stock Vested

The following table provides information regarding options and SAR’s exercised and stock awards vested for the NEOs during the year ended December 31, 2018.

	Option and SAR's Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Joseph Darling	-	$-	6,705	$293,668
Sylvia Cheung	-	$-	5,168	$338,687
Edward Ahn, Ph.D.	-	$-	1,975	$127,585
Thomas Finnerty	-	$-	2,267	$81,612
Richard Hague	-	$-	7,225	$314,223
Charles Sherwood, Ph.D. (1)	273,123	$5,705,056	84,675	$4,684,869

(1)	As noted elsewhere in the proxy statement, Dr. Sherwood retired from his role as our Chief Executive Officer on March 9, 2019. Per the terms of Dr. Sherwood’s equity award agreements, if Dr. Sherwood’s employment terminates due to the acceptance by the Board of Directors of his retirement in good standing on or after the date on which Dr. Sherwood has reached the age of 63, on such date of retirement the vesting of all of Dr. Sherwood’s outstanding equity awards will automatically accelerate and shall become fully exercisable. This treatment applied in connection with his retirement on March 9, 2018.

Potential Payments Upon Termination or Change in Control

Our Chief Executive Officer and President, Chief Financial Officer, and our other NEOs have certain termination or change in control benefits described in the Compensation Discussion and Analysis sections captioned “Other Compensation Matters – Employment Agreements.” The following table provides estimates of the potential payments and other post-termination benefits these individuals would receive assuming a change in control occurred and/or their employment was terminated as of December 31, 2018:

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		Termination Without Cause	Termination Upon Change in Control (1) (2)	Change in Control Without Termination or Death or Disability (1) (3)
Joseph Darling	Salary Continuation	$825,000	$1,100,000	$-
	Additional Cash Payment	$-	$412,500	$-
	Equity Awards Vesting	$162,504	$325,042	$325,042
	Health Care Benefits	$19,009	$28,513	$-
		$1,006,513	$1,866,055	$325,042

Sylvia Cheung	Salary Continuation	$371,653	$557,480	$-
	Additional Cash Payment	$-	$167,244	$-
	Equity Awards Vesting	$-	$188,855	$188,855
	Health Care Benefits	$19,009	$28,513	$-
		$390,662	$942,092	$188,855

Edward Ahn, Ph.D.	Salary Continuation	$178,830	$178,830	$-
	Additional Cash Payment	$-	$-	$-
	Equity Awards Vesting	$-	$-	$-
	Health Care Benefits	$-	$-	$-
		$178,830	$178,830	$-

Thomas Finnerty	Salary Continuation	$165,000	$165,000	$-
	Additional Cash Payment	$-	$-	$-
	Equity Awards Vesting	$-	$-	$-
	Health Care Benefits	$-	$-	$-
		$165,000	$165,000	$-

Richard Hague	Salary Continuation	$167,903	$167,903	$-
	Additional Cash Payment	$-	$-	$-
	Equity Awards Vesting	$-	$-	$-
	Health Care Benefits	$-	$-	$-
		$167,903	$167,903	$-

(1)	The indicated values for the accelerated vesting of stock options reflect the number of equity award shares that would vest on an accelerated basis, multiplied by the excess, if any, of the $33.61 closing price for our common stock as reported by NASDAQ on December 31, 2018 over the applicable exercise price for each option or SAR. This calculation assumes equity awards with an exercise price higher than the closing price of our common stock on December 31, 2018 will not be exercised.
(2)	According to the terms of the Employment Agreements with our Chief Executive Officer and President and our Chief Financial Officer, all payments otherwise due to Ms. Cheung or Mr. Darling would be subject to a modified economic cutback.
(3)	According to the terms of Mr. Darling’s employment agreement as in place at December 31, 2018, if Mr. Darling’s employment is terminated “without cause” or Mr. Darling terminates his employment with us for “good reason” (each as defined in the employment agreement), his initial, new-hire grant of restricted award shall vest and become non-forfeitable with respect to the shares eligible to vest as of the next applicable vesting date after the date of termination.
(4)

This table does not reflect the terms of the current agreements with the NEOs as discussed on page 36 in the Compensation Discussion and Analysis as the result of amendments to employment agreements and agreements executed after December 31, 2018.

For a discussion about the payments Dr. Sherwood received in connection with his retirement from the company on March 9, 2018, see the Compensation Discussion and Analysis section captioned “Other Compensation Matters – Retirement of Dr. Sherwood.”

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CEO Pay Ratio

As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Darling, our year-end Chief Executive Officer or CEO.

For 2018, our last completed fiscal year:

•	the median of the annual total compensation of all our employees (other than our CEO) was $88,612; and

•	the annual total compensation of our CEO, for the purposes of this disclosure, was $2,196,725.

Based on this information, for 2018 the ratio of the annual total compensation of Mr. Darling, our year-end Chief Executive Officer, to the median of the annual total compensation of all our employees was 25 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.

1.	We determined that, as of December 31, 2018, our employee population consisted of 133 individuals. This population consisted of our full-time, part-time, and temporary employees employed with us as of the determination date.

2.	To identify the “median employee” from our employee population, we aggregated for each applicable employee, other than our CEO, (a) annual base salary (or hourly rate multiplied by estimated work schedule, for hourly employees), (b) the bonus amount earned for 2018, which was paid out in early 2019, and (c) the grant date fair value of equity granted in 2018. Once aggregated, we ranked this compensation measure for our employees from lowest to highest and selected the median employee.

3.	For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2018 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of $88,612.

4.	The annual total compensation for our CEO in the pay ratio disclosure differs from the annual total compensation amount reflected in the Summary Compensation Table. Specifically, our CEO on the determination date, December 31, 2018, was Mr. Darling, who has served in that capacity since March 9, 2018. Because Mr. Darling did not serve as the CEO for the full year, we adjusted his annual total compensation for 2018 to estimate the compensation that he reasonably would have received if he had served as CEO for all of 2018. We annualized Mr. Darling’s compensation as follows:

Pay Component	Actual Value Disclosed in the Summary Compensation Table	Amount as Adjusted for Purposes of CEO Pay Ratio Disclosure	Reason for Adjustment
Salary	$523,462	$550,000	Annualized Salary as CEO
Bonus	$412,500	$412,500	No adjustment; bonus paid at target
Option Awards	$728,335	$728,335	No adjustment
Stock Awards	$399,998	$399,998	No adjustment
All Other Compensation	$105,892	$105,892	No adjustment
Total Compensation	$2,170,187	$2,196,725

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Director Compensation

Cash Compensation

For 2018, each of our non-employee directors was entitled to annual retainers per the following schedule, with such amounts to be prorated based on the actual number of days served if a director’s service to us ended prior to the end of 2018:

Compensation Element	2018 Cash Compensation
Board of Directors
Lead Director Retainer	$65,000
Other Directors Retainer	$40,000
Audit Committee
Committee Chair Retainer	$20,000
Other Committee Members Retainer	$10,000
Compensation Committee
Committee Chair Retainer	$14,000
Other Committee Members Retainer	$7,000
Governance and Nominating Committee
Committee Chair Retainer	$10,000
Other Committee Members Retainer	$5,000

Equity Compensation

The Board of Directors approved a grant of 1,626 restricted stock units to each non-employee director, valued at $99,950 under our equity compensation plan, based on the fair market value of our common stock on January 24, 2018, the date of grant for the existing directors. The Board of Directors also approved grants to Ms. Blanchard and Ms. Vogt upon their appointments to the Board of 3,624 restricted stock units on August 31, 2018 and 3,703 restricted stock units on October 23, 2018, respectively. Each of the new appointment awards to Ms. Blanchard and Ms. Vogt were targeted to be equal to a full number of shares equal to, but less than, $150,000 and shall vest in one installment immediately prior to the 2019 Annual Meeting. The restricted stock units granted to each non-employee director in 2018 vested in one installment one year from the date of grant. Each non-employee director is eligible for an annual equity award grant with a value and vesting provisions as may be determined by the Board based on their review of our compensation policies and general compensation trends.

The following table summarizes the compensation we paid to non-employee directors for 2018.

					Aggregate Number of Shares Outstanding
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)	Options	Restricted Stock Units
Cheryl R. Blanchard	17,380	149,997		167,377		3,624
Joseph L. Bower	89,000	99,950	-	188,950	-	2,004
Raymond J. Land	65,000	99,950	-	164,950	-	2,004
Glenn R. Larsen, Ph.D.	52,000	99,950	-	151,950	-	1,626
Jeffery S. Thompson	57,000	99,950	-	156,950	-	2,004
Susan L. N. Vogt	9,555	149,972		159,527		3,703
Steven E. Wheeler	57,000	99,950	-	156,950	-	2,004

(1)	An amount of 1,626 restricted stock units were awarded per director (other than Ms. Blanchard and Ms. Vogt) on January 24, 2018, based on the closing price of $61.47 per share, and which vest in their totality on January 24, 2019. As noted above, Ms. Blanchard and Ms. Vogt received restricted stock units awards on August 31, 2018 and October 23, 2018, respectively, in connection with their initial appointment to the Board, and these units vest immediately prior to the 2019 Annual Meeting. The amounts in this column reflect the grant date fair value computed with respect to the restricted stock units, made during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2018 for certain assumptions made in the valuation of these restricted stock unit awards.

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Director and Executive Officer Stock Retention Guidelines

Effective October 6, 2015, the Board of Directors adopted stock retention guidelines that generally require each of our directors and executive officers to beneficially own certain amounts of our common stock. We believe that ownership of shares of common stock by directors and executive officers helps align the financial interests of these individuals with the interests of stockholders, promotes sound corporate governance, and evidences a commitment to our company. These stock retention guidelines supersede the director stock retention guidelines previously adopted by the Board on April 22, 2015. Generally, these guidelines require each director to beneficially own, at a minimum, either (a) 3,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of our annual Board retainer for the non-lead or non-chairman directors. The minimum shareholding requirement became effective immediately, except that any director initially elected after January 1, 2015 has three years from the date of their election to achieve compliance. Compliance by each director will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying director must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

Generally, these guidelines require the Chief Executive Officer to beneficially own, at a minimum, either (a) 50,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of his or her base salary and they require any other executive officer to beneficially own, at a minimum, either (a) 10,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to the amount of his or her base salary. The minimum shareholding requirement became effective immediately, except that any individual initially elected as an executive officer after September 30, 2014 has five years to achieve compliance. Compliance by each executive officer will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying executive officer must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee as of December 31, 2018 consisted of Dr. Bower, Ms. Blanchard, Dr. Larsen, Mr. Thompson, and Mr. Wheeler. None of these individuals is or formerly was an officer or employee of our company, nor have they engaged in any transactions involving our company that would require disclosure as a transaction with a related person. There are no Compensation Committee interlocks between our company and any other entity involving our or such entity’s executive officers or board members.

During the fiscal year ended December 31, 2018, none of our executive officers served as: (1) a member of the Compensation Committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Compensation Committee; (2) a director of another entity, one of whose executive officers served on the Compensation Committee; or (3) a member of the compensation committee (or other committee of the Board performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director on the Board.

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Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plan as of December 31, 2018.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, stock appreciation rights, and performance shares, as well as vesting of restricted stock units (1)	Weighted Average exercise price of outstanding options, stock appreciation rights, and performance shares	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,153,883	$42.06	860,953
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,153,883	$42.06	860,953

(1)	Excludes 42,114 shares of unvested restricted stock awards as of December 31, 2018.

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Proposal 2: Amendment of 2017 Omnibus Incentive Plan

On March 31, 2017, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan, or the Original Plan, for officers, employees, non-employee directors and other key persons of Anika Therapeutics, Inc. and its subsidiaries, subject to the approval of our stockholders. Our stockholders approved the Original Plan at the 2017 Annual Meeting of Stockholders.

On April 19, 2019, the Board, upon the recommendation of the Compensation Committee, approved the amendment of the Original Plan to increase the number of shares of common stock reserved by 1,500,000, from 1,200,000 to 2,700,000 shares, subject to the approval of the amendment by our stockholders. Additionally, the Board approved certain clarifying amendments to the sections governing minimum vesting and tax withholding to facilitate plan administration. No other provisions of the Original Plan are proposed to be amended.

The Board recommends that stockholders approve the amendment to the Original Plan. The purposes of the Original Plan, as amended (or the Amended Plan), continue to be to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve us and to expend maximum effort to improve our business results and earnings, by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The Amended Plan also will continue to allow us to promote greater ownership in our company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Stockholder approval of the amendment will also enable us to continue to grant awards that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, or the Code.

In the opinion of our Board, our future success depends in large part on our ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. Our Board believes that approval of the Amended Plan, including the authorization of the additional shares for issuance thereunder, is appropriate and in the best interests of our stockholders given our current expectations on hiring, the highly competitive environment in which we recruit and retain employees, and our historical burn rate. Our Compensation Committee will carefully consider all proposed grants under the Amended Plan. If the proposed Amended Plan is not approved by our stockholders, we currently anticipate that we will exhaust the 212,152 shares that remain available for issuance under the Original Plan by late 2019 and such shares may be exhausted sooner depending on the pace of our hiring to support our growth. The inability to make competitive equity awards to attract and retain talented employees in a highly competitive market could have an adverse impact on our business.

Shares Subject to the Plan

The following table summarizes information regarding awards outstanding and shares of our Common Stock remaining available for grant under the Original Plan as of the Record Date:

Stock Options Outstanding	1,218,320
Weighted Average Exercise Price of Stock Options Outstanding	$40.57
Weighted Average Remaining Term of Stock Options Outstanding	4.77 years
Full Value Awards Outstanding (RSAs, RSUs and PSUs)	290,977
Shares Available for Grant under the Original Plan*	212,152

* The Amended Plan will continue to employ a “fungible” plan design that assigns a higher cost to “full-value” awards (all awards other than stock options and stock appreciation rights) by reducing the share pool on a greater than one-for-one basis when full-value shares are granted. Consistent with the Original Plan, we have maintained a fungible rate of 2.0 common shares per full-value award in the Amended Plan.

The number of shares remaining available for grant under the Original Plan as noted in the previous table differs from those reported as of December 31, 2018 because that information does not take into account year-to-date grants during 2019 for the 2018 performance year or for new-hires started after January 1, 2019. Information regarding the number of shares remaining available for grant as required by SEC disclosure rules are discussed in detail under “Equity Compensation Plan Information” on page 49.

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Historic Equity Usage

As part of our ongoing review of our compensation plans, we calculate our annual “burn rate” to help us determine, among other things, the expected remaining life of our plans based on the current number of outstanding shares. Burn rate is calculated by dividing the aggregate number of stock options and full-value awards granted during the year by our basic weighted average common shares outstanding during the year. The following table provides detailed information regarding the activity related to our equity incentive plans and weighted average ordinary shares outstanding for the three fiscal years ending on December 31, 2018:

Award Type	FY 2016	FY 2017	FY 2018
Stock Options Granted	354,275	440,688	199,970
Stock Settled Restricted Stock/RSUs Granted	87,158	67,567	160,070
Basic Weighted. Avg. Common Shares Outstanding	14,682,000	14,575,000	14,442,000
Annual Burn Rate	3.01%	3.49%	2.49%
Three Year Avg. Burn Rate (FY 2016-2018)	3.00%

Based on the current range of our stock price, our current compensation practices, our anticipated future awards, as well as our three-year burn rate experience, we are requesting an additional 1,500,000 shares to be added to the 1,200,000 shares authorized under the Original Plan. We believe this request for additional shares will be sufficient for us to grant equity awards for approximately two years. Our actual share usage will vary based on a number of factors, including the number of employees receiving equity awards, our price per common share, the methodology used to value and determine the size of equity awards, and the mix of award types provided to participants. We believe that our requested number of common shares will give us the necessary flexibility to respond to these changes and other unanticipated circumstances that may arise during the life of the Amended Plan.

A copy of the Amended Plan marked to show the amendment approved by the Board on April 19, 2019 is attached as Appendix A to this proxy statement and is incorporated herein by reference. The following discussion summarizes certain features and effects of the Original Plan as proposed to be amended, which we refer to below as the Amended Plan, and it is qualified in its entirety by reference to the terms of Amended Plan set forth in Appendix A.

Key Features of the Amended Plan

The following is a summary of key features of the Amended Plan, which are intended to protect the interests of our stockholders:

•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and SAR is 10 years.

•	Minimum vesting requirement. The Amended Plan includes minimum vesting requirements which have been updated to reflect current administrative practices. Equity-based awards generally cannot vest earlier than one year after grant. Certain limited exceptions are permitted.

•	No repricing or grant of discounted stock options. The Amended Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The Amended Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

•	No transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.

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•	No single-trigger vesting on a change in control. In the event of a change in control of our company, the plan administrator may provide for accelerated vesting of outstanding awards, but there is no automatic acceleration of awards upon a change in control.

•	No dividends on options, SARs or unvested share awards. The Amended Plan prohibits the payment of dividends or dividend equivalents on stock options, SARs, or any other awards that have not vested.

•	Multiple award types. The Amended Plan permits the issuance of incentive stock options, non-qualified stock options, SARs, restricted stock units, restricted stock awards, and other types of share and cash-based awards, subject to the share limits of the Amended Plan. This gives us the flexibility to grant different type of awards as compensation tools to motivate our workforce.

•	Independent oversight. The Amended Plan is administered by the Compensation Committee, which is comprised of independent members of the Board of Directors.

•	Director limits. The Amended Plan contains annual limits on the value of awards that may be granted to non-employee directors.

Summary of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only.

Plan Administration

As with the Original Plan, the Amended Plan may be administered by the Board of Directors or the Compensation Committee. The Board or Compensation Committee so acting is referred to below as the Administrator. The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards. In addition, the Administrator may not reprice outstanding options or cancel stock options or SARs for cash without prior stockholder approval, other than to appropriately reflect changes in our capital structure. The Administrator may delegate to the Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility

As with the Original Plan, all full-time and part-time officers, employees, non-employee directors, and other key persons of our company and subsidiaries are eligible to participate in the Amended Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the Amended Plan is currently approximately 142 persons, including 4 executive officers and 6 non-employee directors. The Administrator will use its discretion to select individuals to participate in the Amended Plan who are responsible for, or contribute to, our management, growth, or profitability.

Plan Limits

The number of shares of common stock authorized for issuance under the Amended Plan is 2,700,000 shares comprised of the 1,200,000 shares approved under the Original Plan and 1,500,000 additional shares if the amendment to the Original Plan is approved by the stockholders. These aggregate shares represent 9.8% of the fully diluted common stock outstanding as of April 22, 2019. In addition, any shares subject to outstanding awards under the Original Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Amended Plan. As under the Original Plan, up to 1,200,000 shares may be granted as incentive stock options under Section 422 of the Code. The shares of common stock issuable under the Amended Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

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The Amended Plan makes no changes to the share counting and share recycling provisions under the Original Plan. For purposes of determining the number of shares available for issuance under the Amended Plan, the grant of any “full value award” (i.e., a restricted stock award, deferred stock award, unrestricted stock award, or performance share) shall be deemed an award of two shares for each share subject to such full value award. For purposes of determining the number of shares available for issuance under the Amended Plan, the grant of any option or SAR shall be deemed an award of one share for each share subject to such option or SAR.

If any award expires, terminates, is settled in cash, or is surrendered or forfeited, the shares subject to such awards will not count against the aggregate number of shares of common stock available for grant under the Amended Plan. Additionally, awards granted in assumption of or in substitution for awards previously granted by an acquired company will not count against the shares available for grant. Shares issuable upon exercise, vesting, or settlement or an award, or shares surrendered or tendered to pay the exercise price or taxes required to be withheld with respect to an award, shall not be available again for the grant of awards.

The Amended Plan makes no changes to the individual award limits included in the Original Plan, although these award limits are no longer needed as the result of changes in the federal tax laws effective in 2018. The maximum award of stock options or SARs granted to any one individual will not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar-year period. If any award of restricted stock, restricted stock units, deferred stock or performance shares granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any calendar year. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any calendar year may not exceed $1,000,000.

Awards to Non-Employee Directors

As under the Original Plan, the maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of our company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair market value for financial reporting purposes): (i) $500,000 for the Chair or Lead Director of the Board and (ii) $425,000 for each non-employee director other than the Chair or Lead Director of the Board. However, awards granted to non-employee directors upon their initial election to the Board of Directors or the board of directors of an affiliate will not be counted towards this limit.

Tax Withholding

Participants under the Amended Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to us shares of common stock having a value equal to the amount of such taxes. The Amended Plan clarifies that such share withholding may be made at up to maximum statutory tax rates.

Change of Control Provisions

As under the Original Plan, the Amended Plan provides that upon the effectiveness of a “change in control” as defined in the Amended Plan, the Administrator may take any one or more of the following actions, with or without the consent of a participant: (1) accelerate the vesting or settlement of awards on the terms and conditions determined by the Administrator (including upon a participant’s separation from service following the change in control), (2) permit the assumption or substitution of outstanding awards by the acquiror in the change in control, and cancel any awards that are not assumed or substituted for, and/or (3) cancel outstanding vested awards in exchange for cash, the stock of the acquiror, or other property having a fair market value equal to the consideration paid for shares in the change in control (reduced by the exercise price of an award, if necessary).

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Adjustments for Stock Dividends, Mergers, etc.

As under the Original Plan, subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the Amended Plan and to any outstanding awards, and in the option exercise price, SAR exercise price, or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the Amended Plan. If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Administrator may unilaterally amend outstanding awards under the Amended Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price, or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Administrator. The Administrator may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Amended Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change. These provisions are unchanged from the Original Plan.

Minimum Vesting Provisions

The Original Plan included a one-year minimum vesting period for awards. The Amended Plan updates this requirement to clarify certain administrative features of the limitation. Equity-based awards granted under the Amended Plan will have a one-year minimum vesting requirement. This requirement does not apply to (1) substitute awards resulting from acquisitions, (2) shares delivered in lieu of fully vested cash awards, or (3) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the Compensation Committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the Amended Plan. In addition, the minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

Amendments and Termination

Unless earlier terminated by the Board of Directors, the Amended Plan will terminate, and no further awards may be granted, 10 years after the date on which is the Original Plan was approved by stockholders. The Board may amend, suspend, or terminate the Amended Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the Amended Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

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Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Types of Awards

The Amended Plan makes no changes to the types of awards as authorized under the Original Plan, which are summarized below.

Stock Options

Options granted under the Amended Plan may be either incentive stock options, which must comply with Section 422 of the Code, or non-qualified stock options. Incentive stock options may be granted only to employees of Anika Therapeutics or any subsidiary. Options granted under the Amended Plan will be non-qualified stock options if they (1) fail to qualify as incentive stock options, (2) are granted to a person not eligible to receive incentive stock options under the Code, or (3) otherwise so provide. Non-qualified stock options may be granted to persons eligible to receive incentive stock options and to non-employee directors and other key persons. The Administrator has authority to determine the terms and conditions of options at the time of grant, including quantity of shares covered, exercise price, method of exercise, vesting conditions, the term (which cannot exceed 10 years), and other conditions on exercise. Stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). The Amended Plan prohibits the payment of dividends or dividend equivalent rights on unvested stock options.

Stock Appreciation Rights

The Administrator may award SARs, with a term not to exceed 10 years. Upon exercise of an SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in such right times the number of shares of common stock with respect to which the SAR is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator. The exercise price is the fair market value of the common stock on the date of grant. The Amended Plan prohibits the payment of dividends or dividend equivalent rights on unvested SARs.

Restricted Stock and Restricted Stock Unit Awards

The Administrator may grant shares of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units or RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Administrator’s discretion. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by the Administrator. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Administrator.

Other Share- and Cash-Based Awards

The Administrator may also grant awards based on shares of stock, either alone or in addition to or in conjunction with other awards. Such awards may be granted in lieu of other cash or other compensation to which a participant is entitled from the Company or may be used in the settlement of amounts payable under any of our other compensation plans or arrangements. The Administrator shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of shares to be granted pursuant to such Awards, and all other terms of such Awards. The Administrator may grant cash bonuses under the Amended Plan. The cash bonuses may be subject to achievement of certain performance goals.

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Performance Awards

At the time of grant, the Administrator may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Administrator may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

New Plan Benefits

A new plan benefits table for the Amended Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Amended Plan if the Amended Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the Amended Plan will be made at the Administrator’s discretion, subject to the terms and conditions of the Amended Plan. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan are not determinable at this time.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Amended Plan generally applicable to us and to participants in the Amended Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Non-qualified Stock Options

A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a non-qualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options

A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a non-qualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

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With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards

A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards

The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to Us

In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A

We intend that awards granted under the Amended Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding

We are authorized to deduct or withhold from any award granted or payment due under the Amended Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Amended Plan until all tax withholding obligations are satisfied.

Vote Required

At the Annual Meeting, the approval of the amendment to our 2017 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority in voting power of the shares of stock of Anika Therapeutics that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR 2017 OMNIBUS INCENTIVE PLAN.

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Audit Committee Report

The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of NASDAQ and the rules and regulations of the SEC, as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Anika Therapeutics, Inc., or Anika. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on the investor relations portion of Anika’s website at https://www.anikatherapeutics.com/ under the “Corporate Governance” tab.

Management is responsible for Anika’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Anika’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Anika’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Anika’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Anika, and their functions are not intended to duplicate or certify the activities of Anika’s management or independent auditor.

Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and Deloitte & Touche LLP, or Deloitte, Anika’s independent auditor, to review and discuss the December 31, 2018 audited consolidated financial statements. Management represented that Anika had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with Deloitte the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee received from Deloitte the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with Deloitte that firm’s independence. The Audit Committee also considered whether Deloitte’s provision of non-audit services and the audit and non-audit fees paid to Deloitte were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that Deloitte has the requisite independence.

Management completed the documentation, testing and evaluation of Anika’s system of internal control over financial reporting as of December 31, 2018 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and Deloitte at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Anika’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, or the Form 10-K, with the Securities and Exchange Commission, the Audit Committee also reviewed management’s report on the effectiveness of Anika’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by Deloitte and also included in the Form 10-K. Deloitte’s report included in the Form 10-K related to its audit of Anika’s consolidated financial statements and the effectiveness of Anika’s internal control over financial reporting.

Based upon the Audit Committee’s discussions with management and Deloitte and the Audit Committee’s review of the information provided by, and the representations of, management and Deloitte, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2018 be included in the Annual Report. The Audit Committee selected Deloitte as Anika’s independent auditor for the fiscal year ending December 31, 2019, and recommended that the selection be submitted for ratification by the stockholders of Anika.

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This report is submitted by the following independent directors who comprise the Audit Committee:

Raymond J. Land, Chairperson	Joseph L. Bower	Jeffery S. Thompson	Susan L.N. Vogt

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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Proposal 3: Ratification of Appointment of Independent Auditor for 2019

Appointment of Independent Auditor by Audit Committee

The Audit Committee annually evaluates the performance of our independent auditor, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms. As described below, in April 2017 the Audit Committee completed a competitive selection process that resulted in our appointment of a new independent registered public accounting firm, Deloitte & Touche LLP or Deloitte, to serve as our independent auditor for the year ended December 31, 2017. The Audit Committee’s initial appointment of Deloitte, as independent auditor for our consolidated financial statements for 2017, was ratified by a vote of stockholders at our 2018 Annual Meeting of Stockholders.

This year the Audit Committee has approved the retention of Deloitte as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the year ending December 31, 2019. Factors considered by the Audit Committee in deciding whether to retain Deloitte included:

•	Deloitte’s global capabilities;

•	Deloitte’s technical expertise and knowledge of our global operations and industry;

•	the quality and candor of Deloitte’s communications with the Audit Committee and management;

•	the quality and efficiency of the services provided by Deloitte, including input from management on Deloitte’s performance;

•	Deloitte’s objectivity and professional skepticism;

•	external data on audit quality and performance, including recent PCAOB reports on Deloitte and its peer firms;

•	Deloitte’s use of technology to aid in audit efficiency;

•	Deloitte’s independence, how effectively Deloitte demonstrated its independent judgment, and the controls and processes in place that help ensure Deloitte’s independence; and

•	the appropriateness of Deloitte’s fees.

Background as to Predecessor Independent Auditor

In April 2017, the Audit Committee completed a competitive process to select an audit firm to serve as our independent registered public accounting firm for the year ended December 31, 2017. The Audit Committee invited several firms to participate in this competitive process, including PricewaterhouseCoopers LLP or PwC, which had been our independent registered public accounting firm since 2002. As a result of this process, effective April 24, 2017 (following the filing of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017), the Audit Committee dismissed PwC and appointed Deloitte as our independent registered public accounting firm for the remainder of 2017.

The reports of PwC on our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through April 24, 2017, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, and included explanatory paragraphs. The 2015 report included an explanatory paragraph stating: “As discussed in Note 2 to the consolidated financial statements, we changed the manner in which we classify deferred taxes in 2015 and 2014 due to the adoption of Accounting Standards Update 2015-17, Balance Sheet Classification of Deferred Taxes.”

During the years ended December 31, 2016 and 2015, and through April 24, 2017, (1) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions) between PwC and our company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years, and (2) there were no ‘‘reportable events’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act).

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During the fiscal years ended December 31, 2016 and 2015, and through April 24, 2017, neither we, nor anyone on our behalf, consulted Deloitte regarding matters or events set forth in Item 304(a)(2) of Regulation S-K under the Exchange Act, including (1) any application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, in any case where a written report or oral advice was provided to us by Deloitte that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (2) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K of the Exchange Act and the related instructions) or a ‘‘reportable event’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

We provided PwC with a copy of the disclosures we made in a Current Report on Form 8-K prior to the time the Current Report on Form 8-K was filed with the SEC on April 28, 2017. We requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of PwC’s letter dated April 27, 2017 was attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on April 28, 2017.

In deciding to engage Deloitte, the Audit Committee reviewed auditor independence and existing commercial relationships with Deloitte, and concluded that Deloitte has no commercial relationship with us that would impair its independence.

The reports of PwC on our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through April 24, 2017, there were (a) no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the consolidated financial statements for such years and (b) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act). During the fiscal years ended December 31, 2016 and 2015 and in the subsequent interim period through April 24, 2017, neither we nor anyone on our behalf had consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that was an important factor we considered in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or a reportable event, each as described in Regulation S-K Item 304(a)(1)(v) under the Exchange Act.

Proposed Ratification of Independent Auditor

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, the Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification because we value the views of our stockholders.

The Audit Committee considers Deloitte to be well qualified. In the absence of contrary specification, the Proxy Committee will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment of Deloitte. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

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Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

Vote Required

At the Annual Meeting, the ratification of our independent auditor for 2019 requires the affirmative vote of the holders of a majority in voting power of the shares of stock of Anika Therapeutics that are voting on the matter. Abstentions will not be treated as votes cast and will have no effect on the vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2019.

Fees Paid to Our Independent Auditor

The following table summarizes the fees that we paid or accrued for audit and other services provided by Deloitte, our independent auditor, for the years ended December 31, 2018 and 2017.

Fee Category	2018	2017
Audit fees(1)	$728,929	$587,825
Audit-related fees	-	-
Tax fees	21,000	-
All other fees	-	-
Total fees	$749,929	$587,825

(1)	In 2017, prior to the engagement of Deloitte as our independent registered public accounting firm, we paid $75,000 to PwC to review the interim financial statements included in our Quarterly Report on Form 10-Q for the first quarter of 2017, which was filed on May 4, 2017.

For purposes of the preceding table:

•	Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years. In addition, Audit fees include: fees for comfort letters, consents, assistance with and review of documents filed with the SEC, Section 404 attest services, other attest services that generally only the principal independent auditor can provide, work done by tax professionals in connection with the audit or quarterly review, and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation research work necessary to comply with the standards of the PCAOB.

•	Audit-related fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit or review.

•	Tax fees consist of fees for tax compliance, tax advice, and tax planning services for those years.

•	All other fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for products and services other than the services reported herein.

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In considering the nature of the services provided by a principal independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. The Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services, and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable. Since May 2003 each new engagement of a principal independent auditor has been approved in advance by the Audit Committee.

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Proposal 4: Advisory Vote on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our NEOs for the year ended December 31, 2018, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. At our 2017 Annual Meeting of Stockholders, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two or three years. Consistent with the recommendation of the Board of Directors, our stockholders indicated by advisory vote their preference to hold a “say-on-pay” vote annually. After consideration of the 2017 voting results, and based upon its prior recommendation, the Board elected to hold a stockholder “say-on-pay” vote annually.

As described in the section titled “Compensation Discussion and Analysis” of this Proxy Statement, our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of Anika Therapeutics and our stockholders. Stockholders are urged to read the section titled “Compensation Discussion and Analysis,” which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our objectives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement.

Accordingly, the following resolution is submitted for a stockholder vote at the Annual Meeting:

“RESOLVED:	That the stockholders of Anika Therapeutics, Inc. approve, on an advisory basis, the compensation paid to the named executive officers of Anika Therapeutics, Inc. as disclosed pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement for the 2019 Annual Meeting of Stockholders.”

This vote is advisory and will not be binding upon us, the Compensation Committee or the Board. However, the Board and its Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

At the Annual Meeting, approval of our 2018 executive compensation requires the affirmative vote of the holders of a majority in voting power of the shares of stock of Anika Therapeutics that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal. While this vote is required by law, it will not be binding on us, the Compensation Committee, or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS RESOLUTION.

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Other Matters

The Board of Directors does not know of any other matters that will come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation Expenses

All costs of solicitation of proxies will be borne by us. We have retained Innisfree M&A Incorporated an independent proxy solicitation firm, to assist us in soliciting proxies for an estimated fee of $15,000, plus reimbursement of reasonable expenses. We have also agreed to indemnify Innisfree M&A Incorporated against certain liabilities relating to, or arising out of, its engagement. In addition to solicitation by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies in person or by telephone, e-mail, and facsimile. We will reimburse banks, brokerage firms, and other custodians, nominees, trustees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to and soliciting proxies from beneficial holders of our shares.

Stockholder Proposals

In order for stockholder proposals for the 2020 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals before December 27, 2019. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy, and proposals should be directed to: Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. All proposals will need to comply with Rule 14a-8 of the Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.

Our bylaws set forth the procedures you must follow in order to nominate a director for election or make a proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, in order for business to be properly brought before the 2020 Annual Meeting by a stockholder, the stockholder must have given us timely notice thereof in proper written form, including all required information, at our corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts 01730, directed to the attention of the Secretary, between February 21, 2020 and March 22, 2020. The proposal must also comply with the other requirements contained in the bylaws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. We have posted a copy of our bylaws in the investor relations section of our website at https://www.anikatherapeutics.com under “Corporate Governance.”

The chair of the meeting has the power and duty to (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in our bylaws and (ii) to declare that a proposed nomination shall be disregarded or that proposed business shall not be transacted if such proposed nomination or business was not made or proposed in compliance our bylaws. Additionally, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by Anika Therapeutics.

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Householding

SEC rules permit us to deliver a single copy of our 2018 Annual Report to Stockholders and this Proxy Statement, or one Notice of Internet Availability of Proxy Materials, to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2018 Annual Report to Stockholders and this Proxy Statement, or a separate Notice of Internet Availability of Proxy Materials, as applicable, by sending us a written request made to Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730, Attention: Secretary or by calling (781) 457-9000. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of our annual reports to stockholders and Proxy Statements, or of our Notices of Internet Availability of Proxy Materials, may contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in “street name” and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record. STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS CONTAINED THEREIN, FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2018, BY WRITING TO OUR SECRETARY AT ANIKA THERAPEUTICS, INC., 32 WIGGINS AVENUE, BEDFORD, MASSACHUSETTS 01730.

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Appendix A

ANIKA THERAPEUTICS, INC.

2017 OMNIBUS INCENTIVE PLAN

(Marked to Show April 19, 2019 Amendment)

Anika Therapeutics, Inc. sets forth herein the terms of its 2017 Omnibus Incentive Plan.

1.	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, Non-employee Directors, employees, consultants and advisors, and to motivate such individuals to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Upon the Plan becoming effective, no further awards shall be made under the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Acquiror” shall have the meaning set forth in Section 15.2.1.

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Board.

“Award” means a grant under the Plan of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award.

“Award Agreement” means a written agreement between the Company and a Participant, or notice from the Company or an Affiliate to a Participant that evidences and sets out the terms of an Award.

“Board” means the Board of Directors of the Company.

“Business Combination” shall have the meaning set forth in Section 15.2.2.

“Cause” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement: (i) any material breach by the Participant of any agreement between the Participant and the Company; (ii) the conviction of or plea of nolo contendere by the Participant to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Participant of the Participant’s duties to the Company. A Separation from Service for Cause shall be deemed to include a determination by the Company in its sole discretion following a Participant’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or an Affiliate to have terminated the Participant’s service for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

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“Change in Control” shall have the meaning set forth in Section 15.2.2.

“Code” means the Internal Revenue Code of 1986.

“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as Performance-Based Compensation, to the extent required by Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

“Company” means Anika Therapeutics, Inc., a Massachusetts corporation, or any successor corporation.

“Common Stock” means the common stock of the Company.

“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

“Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4.

“Disability” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement, the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s employment, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means June 13, 2017, the date the Plan was approved by the Stockholders.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and such determination shall be conclusive and binding on all persons.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

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“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Incumbent Directors”shall have the meaning set forth in Section 15.2.2.

“New Shares” shall have the meaning set forth in Section 15.1.

“Non-employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares pursuant to the Plan.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Shares.

“Participant” shall mean a person who, as a Service Provider, has been granted an Award under the Plan; provided, however, that in the case of the death or Disability of a Participant, the term “Participant” refers to the Participant’s estate or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

“Performance-Based Compensation” means “performance-based compensation” under Section 162(m).

“Plan” means this Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.

“Policy” shall have the meaning set forth in Section 3.2.2.

“Prior Plan” means the Anika Therapeutics, Inc. Second Amended and Restated 2003 Stock Option and Incentive Plan, as amended.

“Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

“Restricted Stock” means restricted Shares, awarded to a Participant pursuant to Section 10.

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Participant pursuant to Section 10.

“SAR Exercise Price” means the per Share exercise price of a SAR granted to a Participant under Section 9.

“SEC” means the United States Securities and Exchange Commission.

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“Section 162(m)” means Code Section 162(m).

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Participant’s employment with, and performance of services for, the Company and each Affiliate. A Participant employed by, or performing services for, an Affiliate or a division of the Company or an Affiliate shall not be deemed to incur a Separation from Service if such Affiliate or division ceases to be an Affiliate or division of the Company, as the case may be, and the Participant immediately thereafter becomes an employee of (or service provider to), or member of the board of directors of, the Company or an Affiliate or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Service Period” shall have the meaning set forth in Section 10.1.

“Service Provider” means an employee, officer, Non-employee Director or Consultant of the Company or an Affiliate.

“Share” means a share of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Section 9.

“Stockholders” means the stockholders of the Company.

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

“Voting Securities” shall have the meaning set forth in Section 15.2.2.

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3.	ADMINISTRATION OF THE PLAN

3.1.          General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan or any Award Agreement, or with respect to any Award, shall be in the sole discretion of the Board and shall be final, binding and conclusive on all persons. Without limitation, the Board shall have full and final power and authority, subject to the other terms of the Plan, to:

(i)	designate Participants;

(ii)	determine the type or types of Awards to be made to Participants;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	subject to applicable law, delegate its authority and duties to the Chief Executive Officer with respect to the granting of Options to individuals who are not Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act. Any such delegation by the Board shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’ delegate or delegates that were consistent with the terms of the Plan.;

(vi)	prescribe the form of each Award Agreement; and

(vii)	amend, modify or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

3.2.          Separation from Service for Cause; Clawbacks

3.2.1.      Separation from Service for Cause

The Company may annul an Award if the Participant incurs a Separation from Service for Cause.

3.2.2.      Clawbacks

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

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3.3.          Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents as provided in Section 17.10, including converting such credits into deferred Share units.

3.4.          No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.5.          Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

3.6.          No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

4.	STOCK SUBJECT TO THE PLAN

4.1.          Authorized Number of Shares

Subject to adjustment under Section 15, the ~~aggregate~~total number of Shares authorized to be awarded under the Plan shall not exceed the sum of (A) 1,200,000 shares, plus (B) effective upon approval of the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders, 1,500,000 shares. The grant of any full value Award (i.e., an Award other than an Option or a SAR) shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award of two (2) Shares for each Share actually subject to the Award. The grant of an Option or SAR shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award for one (1) Share for each such Share actually subject to the Award. Any Shares returned to the Plan pursuant to Section 4.2 shall be returned to the reserved pool of Shares under the Plan in the same manner. In addition, Shares underlying any outstanding award granted under a Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise.

4.2.          Share Counting

4.2.1.      Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.2.      If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

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4.2.3.      If Shares issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.4.      If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Participant (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall not be available again for the grant of Awards.

4.2.5.      Substitute Awards shall not be counted against the number of Shares available for the grant of Awards.

4.3.          Award Limits

4.3.1.      Incentive Stock Options

Subject to adjustment under Section 15, 1,200,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2.      Individual Award Limits for Section 162(m) -- Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) granted to any Participant in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 400,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 400,000 Shares.

4.3.3.      Individual Award Limits for Section 162(m) -- Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to qualify as Performance-Based Compensation granted to any Participant in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $1,000,000; and (ii) all other cash-based Performance Awards: $1.000,000.

4.3.4.      Director Awards

The maximum value of Awards granted during any calendar year to any Non-employee Director, taken together with any cash fees paid to such Non-employee Director during the calendar year and the value of awards granted to the Non-employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the fair market value as of grant date for financial reporting purposes): (i) $500,000 for the non-employee Chair or Lead Director of the Board and (ii) $425,000 for each Non-employee Director other than the Chair or Lead Director of the Board; provided, however, that awards granted to Non-employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.          Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

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5.2.          Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Participant, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.          Service Providers

Subject to this Section 6, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.          Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.          Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

6.4.          Minimum Vesting

~~All Awards shall be granted subject to a minimum vesting period of at least one (1) year after the Grant Date; provided, however, that up to five percent (5%) of the Shares eligible for issuance pursuant to Section 4.1 may be issued in respect of Awards that are not subject to the minimum vesting period requirement; provided, further, that this Section 6.4 shall not apply to Awards that vest upon a Participant’s death, Disability, or following a Change in Control.~~

Notwithstanding any other provision of the Plan to the contrary, Share-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards, and (iii) Awards to Non-employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant; provided, that, the Board may grant Share-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 15); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

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7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Participant executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.          Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Participant is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.          Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3.          Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of the Option term stated in the Award Agreement not to exceed 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Participant is a Ten Percent Stockholder, an Option granted to such Participant that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.          Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.          Method of Exercise

An Option that is exercisable may be exercised by the Participant’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.          Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. An individual holding an Option shall not have the right to receive cash or dividend payments or distributions attributable to the subject Shares until the Option has been exercised and the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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8.7.          Delivery of Stock Certificates

Subject to Section 3.5, promptly after the exercise of an Option by a Participant and the payment in full of the Option Price, such Participant shall be entitled to the issuance of a stock certificate which evidences, or electronic notice of a book entry which records, his or her ownership of the Shares subject to the Option.

8.8.          Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Participant of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1); provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such stockholder approval is obtained.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)

9.1.          Right to Payment

A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2.          Other Terms

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms of any SAR.

9.3.          Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

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9.4.          Payment of SAR Amount

Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company (in cash or Shares, as set forth in the Award Agreement) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS (RSUs)

10.1.       Restrictions (applicable to Restricted Stock and RSUs)

At the time of grant, the Board may establish a period of time (a “Service Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Service Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Service Period or prior to the satisfaction of any other applicable restrictions.

10.2.       Delivery of Shares (applicable to Restricted Stock and RSUs)

Subject to Section 3.5, upon the expiration or termination of any Service Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Participant or the Participant’s beneficiary or estate, as the case may be.

10.3.       Rights of Holders of Restricted Stock (applicable to Restricted Stock, not RSUs)

Unless otherwise provided in the applicable Award Agreement, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights; provided, however, any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Share and, if such Share is forfeited, the Participant shall have no right to such dividends.

10.4.       Purchase of Restricted Stock (applicable to Restricted Stock, not RSUs)

The Participant shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past services rendered.

10.5.       Restricted Stock Certificates (applicable to Restricted Stock, not RSUs)

Subject to Section 3.5, the Company shall issue, in the name of each Participant to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Participant, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold any stock certificates for the Participant’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse or (ii) such certificates shall be delivered to the Participant; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

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10.6.       Rights of Holders of RSUs (applicable to RSUs, not Restricted Stock)

10.6.1.    Settlement of RSUs

RSUs may be settled in cash or Shares, as set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified in Section 409A for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.6.2.    Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights. Dividend equivalent rights may be granted with respect to RSUs pursuant to Section 17.10.

10.6.3.    Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms of the applicable Award Agreement.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.       General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.       Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3.       Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.       Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Participant.

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12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.       Performance Conditions

The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 12.2 in the case of Performance-Based Compensation.

12.2.       Performance Awards Granted to Designated Covered Employees

If and to the extent that the Board determines that a Performance Award to be granted to a Participant who is designated by the Board as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Board may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.

12.2.1.    Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being “substantially uncertain.” The Board may determine that Performance Awards shall be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

12.2.2.    Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Board in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures; (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer satisfaction; (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) regulatory body approval for commercialization of a product; (xxii) implementation or completion of critical projects; or (xxiii) any other business criteria established by the Board; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

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12.2.3.    Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.

12.2.4.    Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property. The Board may reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

12.3.       Written Determinations

All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as Performance-Based Compensation to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Board may delegate any responsibility relating to Performance Awards.

12.4.       Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Board, qualify as Performance-Based Compensation. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Board cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.	other SHARE-based awards

13.1.       Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company, including any other Company incentive compensation plan. The Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.       Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

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14.	REQUIREMENTS OF LAW

14.1.       General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Committee may require the Participant to sign such additional documentation, make such representations and furnish such information as it may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

14.2.       Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.       Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares which are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

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15.2.       Change in Control

15.2.1.    Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Participants:

(a)                 Accelerated Vesting. The Board may provide in any Award Agreement, or in the event of a Change in Control may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such terms, including a Participant’s Separation from Service prior to, upon, or following such Change in Control, to such extent as determined by the Board.

(b)                 Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2.1, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a Stockholder on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)                 Cash-Out of Awards. The Board may, without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per Share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2.1(c) for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

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15.2.2.    Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(a)                 the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(b)                 a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c)                 a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(d)                 during any period of 12 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3.       Adjustments

Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

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17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.       Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

17.2.       Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right or authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3.       Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Participant shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. ~~Subject to the prior approval of the Board, the Participant may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Participant as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Participant. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations.~~ In addition, the Board may provide one or more Participants with the right to direct the Company to withhold, from the Shares otherwise issuable upon the exercise of an Option or Stock Appreciation Right or upon the issuance of fully-vested Shares (whether pursuant to Restricted Stock, RSUs, Other Share-based Awards, or otherwise), a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed one hundred percent (100%)) designated by the Participant; provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using not more than the applicable maximum statutory withholding rates (or such other rates as required to avoid adverse accounting treatment as determined by the Board). The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4.       Other Provisions; Legends

Each Award Agreement may contain such other terms not inconsistent with the Plan as may be determined by the Board. Any stock certificates for any Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company in its sole discretion may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange on which the Common Stock may then be listed and any applicable federal or state securities law, and the Company in its sole discretion may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions.

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17.5.       Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.6.       Governing Law

The Plan shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts. For purposes of resolving any dispute that arises directly or indirectly in connection with the Plan, each Participant, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the Commonwealth of Massachusetts and to have agreed that any related litigation shall be conducted solely in the courts of Middlesex County, Massachusetts or the United States District Court for the District of Massachusetts, where the Plan is made and to be performed, and no other courts.

17.7.       Section 409A

The Plan is intended to comply with Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Board shall have any liability to any Participant for such tax or penalty.

17.8.       Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9.       Transferability of Awards

17.9.1.    Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.

17.9.2.    Family Transfers

If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Participant in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

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17.10.     Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award; provided, however, that no dividends or dividend equivalents may be paid or granted with respect to an Option or SAR or the Shares subject thereto until such Award has been exercised. The terms of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Participant may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to vesting conditions (including the achievement of performance criteria) be payable before the Award has become vested.

17.11.     Data Protection

A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the collection and processing of personal data relating to the Participant so that the Company and the Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

17.12.     Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

Adopted by the Board:	March 31, 2017

Approved by the Stockholders:	June 13, 2017

Scheduled Termination Date:	June 13, 2027

86

ANIKA THERAPEUTICS, INC.
Attn: SYLVIA CHEUNG
32 WIGGINS AVE.
BEDFORD, MA 01730

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/17/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/17/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Cheryl R. Blanchard 02 Raymond J. Land 03 Glenn R. Larsen

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	Approval of the amendment to the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan	☐	☐	☐
3	Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm	☐	☐	☐
4	Advisory vote on the compensation of the Company's named executive officers	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000420743_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

ANIKA THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 18, 2019 11:30 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned, having received notice of the Annual Meeting of Stockholders and the Proxy Statement furnished herewith, revoking all prior proxies, hereby appoints Mr. Joseph Darling and Ms. Sylvia Cheung, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the 2019 Annual Meeting of Stockholders of Anika Therapeutics, Inc. (the "Company") to be held at the Company's office, 32 Wiggins Avenue, Bedford, MA 01730 on Tuesday, June 18, 2019, at 11:30 a.m., local time, and at any adjournment or postponement thereof, with respect to the matters set forth on the reverse side. Any proxy may be revoked by a stockholder by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company before the taking of the vote at the 2019 Annual Meeting, by properly casting a new vote via the Internet or Telephone at any time before the closure of the Internet or Telephone facilities, or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of directors and "FOR" items 2, 3, and 4, in each case, in accordance with the Board of Directors' recommendations, and voted in accordance with the discretion of the persons named as proxies on any other matters that may properly come before the Annual Meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000420743_2 R1.0.1.18